STATEMENT OF ADDITIONAL INFORMATION

October 1, 2007 (as supplemented December 20, 2007)

INVESTMENT ADVISOR:                     BROWN ADVISORY GROWTH EQUITY FUND
                                               INSTITUTIONAL SHARES
Brown Investment Advisory                            A SHARES
Incorporated
901 S. Bond Street                       BROWN ADVISORY VALUE EQUITY FUND
Suite 400                                      INSTITUTIONAL SHARES
Baltimore, Maryland 21231                            A SHARES

ACCOUNT INFORMATION AND                BROWN ADVISORY SMALL-CAP GROWTH FUND
SHAREHOLDER SERVICES:                          INSTITUTIONAL SHARES
                                                     A SHARES
Citigroup Fund Services, LLC                         D SHARES
P.O. Box 446
Portland, Maine 04112                  BROWN ADVISORY SMALL-CAP VALUE FUND
(800) 540-6807                                 INSTITUTIONAL SHARES
                                                     A SHARES

                                         BROWN ADVISORY OPPORTUNITY FUND
                                               INSTITUTIONAL SHARES
                                                     A SHARES

                                      BROWN ADVISORY CORE INTERNATIONAL FUND
                                               INSTITUTIONAL SHARES

                                         BROWN ADVISORY REAL ESTATE FUND
                                               INSTITUTIONAL SHARES

                                        BROWN ADVISORY MARYLAND BOND FUND
                                               INSTITUTIONAL SHARES

                                     BROWN ADVISORY INTERMEDIATE INCOME FUND
                                               INSTITUTIONAL SHARES
                                                     A SHARES

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This Statement of Additional Information ("SAI") supplements the Prospectus dated, October 1, 2007 as may be amended from time to time, offering Brown Advisory Growth Equity Fund (Institutional and A Shares), Brown Advisory Value Equity Fund (Institutional and A Shares), Brown Advisory Small-Cap Growth Fund (Institutional, A Shares and D Shares), Brown Advisory Small-Cap Value Fund (Institutional and A Shares), Brown Advisory Opportunity Fund (Institutional and A Shares), Brown Advisory Core International Fund (Institutional Shares), Brown Advisory Real Estate Fund (Institutional Shares), Brown Advisory Maryland Bond Fund (Institutional Shares) and Brown Advisory Intermediate Income Fund (Institutional and A Shares), each a series of Forum Funds. D Shares of Brown Advisory Small-Cap Growth Fund and A Shares of Brown Advisory Opportunity Fund are not publicly offered. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus, without charge, by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Financial statements for the Funds for the fiscal period ended May 31, 2007 are included in the Annual Report to shareholders and are incorporated by reference into, and legally a part of, this SAI. Copies of the Annual Report may be obtained, without charge, upon request by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

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TABLE OF CONTENTS


GLOSSARY...................................................................   1

INVESTMENT POLICIES AND RISKS..............................................   3

INVESTMENT LIMITATIONS.....................................................  18

MANAGEMENT.................................................................  23

PORTFOLIO TRANSACTIONS.....................................................  41

PURCHASE AND REDEMPTION INFORMATION........................................  44

TAXATION...................................................................  46

OTHER MATTERS..............................................................  51

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS............................. A-1

APPENDIX B - MISCELLANEOUS TABLES.......................................... B-1

APPENDIX C - PROXY VOTING PROCEDURES....................................... C-1

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                                   GLOSSARY

As used in this SAI, the following terms have the meanings listed.

"Accountant" means Citi.

"Administrator" means Citi.

"Advisor" means Brown Investment Advisory Incorporated, the Fund's investment advisor.

"Board" means the Board of Trustees of the Trust.

"Bond Fund" means each of Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund.

       "CFTC" means Commodities Future Trading Commission.

       "Citi" means Citigroup Fund Services, LLC.

       "Code" means the Internal Revenue Code of 1986, as amended.

"Custodian" means Citibank, N.A. for Brown Advisory Core International Fund and Brown Advisory Intermediate Bond Fund and Brown Investment Advisory & Trust Company for each other Fund.

"Distributor" means Foreside Fund Services, LLC.

"FCS" means Foreside Compliance Services, LLC, provider of compliance services to the Fund.

"Equity Fund" means each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Opportunity Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Core International Fund and Brown Advisory Real Estate Fund.

"Fund" means each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Opportunity Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Core International Fund, Brown Advisory Real Estate Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund.

"Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

"IRS" means Internal Revenue Service.

"Moody's" means Moody's Investors Service.

"NAV" means net asset value per share.

"NRSRO" means a nationally recognized statistical rating organization.

       "SAI" means Statement of Additional Information.

       "SEC" means the U.S. Securities and Exchange Commission.

       "S&P" means Standard & Poor's Corporation, a division of the McGraw Hill

COMPANIES.


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"Sub-Advisor" means Munder Capital Management in regards to Brown Advisory Core
International Fund and Cardinal Capital Management, LLC in regards to Brown Advisory Small-Cap Value Fund.

"Transfer Agent" means Citi.

"Trust" means Forum Funds.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

                                       2

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1. INVESTMENT POLICIES AND RISKS

The Fund is a diversified series of the Trust except Brown Advisory Opportunity Fund, Brown Advisory Real Estate Fund, and Brown Advisory Maryland Bond Fund which are each non-diversified series of the Trust. This section discusses in greater detail than the Funds' Prospectus certain investments that the Funds can make.

On November 18, 2002, the Board changed the name of BrownIA Small-Cap Growth Fund to Brown Advisory Small-Cap Growth Fund and the name of BrownIA Growth Equity Fund to Brown Advisory Growth Equity Fund.

On September 20, 2002, Short-Intermediate Income Fund, Inc. (the "Predecessor Fund") reorganized with and into Brown Advisory Intermediate Income Fund. The Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. The performance and financial information of the Fund's Institutional and A Shares for periods prior to September 20, 2002 is that of the Institutional and A Shares, respectively, of the Predecessor Fund.

Effective November 18, 2002, the Fund changed its name from BrownIA Intermediate Bond Fund to Brown Advisory Intermediate Bond Fund. Effective April 30, 2004, the Fund changed its name from Brown Advisory Intermediate Bond Fund to Brown Advisory Intermediate Income Fund.

On December 30, 2005, The Nevis Fund, Inc. (the "Nevis Predecessor Fund") reorganized with and into the Brown Advisory Opportunity Fund. The Nevis Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. The performance and financial information of the Fund's Institutional Shares for periods prior to December 30, 2005 is that of the Nevis Predecessor Fund.

Effective April 25, 2006, A Shares of Brown Advisory Small-Cap Growth Fund issued and outstanding as of that date were renamed D Shares. As of that same date, the Fund ceased the public offering of the newly re-named D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional shares. A Shares of Brown Advisory Small-Cap Growth Fund offered in this SAI is a new Fund class.

On November 15, 2007, the Board of Trustees approved a change in the name of the Brown Advisory International Fund to Brown Advisory Core International Fund.

A. EQUITY SECURITIES

1. COMMON AND PREFERRED STOCK

GENERAL. Each Equity Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Core International Fund and Brown Advisory Real Estate Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

RISKS. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2. CONVERTIBLE SECURITIES

GENERAL. Each Equity Fund may invest in convertible securities. Brown Advisory Core International Fund may invest in U.S. or foreign securities convertible into foreign common stock. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security

                                       3

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entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

SECURITY RATINGS INFORMATION. Each Equity Fund's investments in convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each of Brown Advisory Growth Equity Fund, Brown Advisory Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory Opportunity Fund may only invest in: (1) convertible securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase; and (2) preferred stock rated "baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. Each Fund may purchase unrated convertible securities and preferred stock if, at the time of purchase, its Advisor or Sub-Advisor believes that they are of comparable quality to rated securities that the Fund may purchase.

Unrated securities may not be as actively traded as rated securities. An Equity Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by its Advisor or Sub-Advisor to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if that Advisor or Sub-Advisor determines that retaining such security is in the best interests of the Equity Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. Each Equity Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, each Advisor or Sub-Advisor will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

RISKS. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

3. WARRANTS

GENERAL. Each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Core International Fund and Brown Advisory Real Estate Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

RISKS. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

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4. DEPOSITARY RECEIPTS

GENERAL. Each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Holding Company Depositary Receipts ("HOLDRs"), New York Registered Shares ("NYRs") or American Depositary Shares ("ADSs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer's home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) Each Fund invests in depositary receipts in order to obtain exposure to foreign securities markets. For purposes of a Fund's investment policies, the Fund's investment in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

RISKS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

B. FOREIGN SECURITIES

Each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, and Brown Advisory Core International Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of a Fund's assets. Brown Advisory Intermediate Income Fund may invest up to 20% of its net assets in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by
(1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community);
(3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

In addition, interest and dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States ("U.S"). Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

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C. OPTIONS AND FUTURES

1. GENERAL

Each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small Cap Value, Brown Advisory Core International Fund and Brown Advisory Opportunity Fund may
(1) purchase or write options on securities in which it may invest or on market indices based in whole or in part on the securities in which it may invest;
(2) invest in futures contracts on market indices based in whole or in part on securities in which it may invest; and (3) purchase or write put and call options on these futures contracts. Brown Advisory Maryland Bond Fund may invest in futures contracts on indices based in whole or in part on the securities in which it may invest including municipal bond futures and Treasury bond and note futures and Brown Advisory Core International Fund may purchase or write put and call options on foreign currency. A Fund will participate in such transactions to enhance the Fund's performance or hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase.

Options purchased or written by a Fund must be traded on an exchange or over-the-counter. Options and futures contracts are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

Currently, the Funds do not have any intention of investing in options or futures for purposes other than hedging. If a Fund will be financially exposed to another party due to its investments in options or futures, the Fund will maintain either: (1) an offsetting ("covered") position in the underlying security or an offsetting option or futures contract; or (2) cash, receivables and/or liquid debt securities with a value sufficient at all times to cover its potential obligations. A Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets") on the books and records of the Fund's Custodian. Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

Each Fund has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore each Fund is not subject to registration or regulation as a commodity pool operator under the Act.

2. OPTIONS AND FUTURES CONTRACTS

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

OPTIONS ON STOCK INDICES. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional options on securities except that stock index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

OPTIONS ON FOREIGN CURRENCY (BROWN ADVISORY CORE INTERNATIONAL FUND ONLY). Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices

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that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FUTURES. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

FUTURES CONTRACTS AND INDEX FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or an underlying debt security, as called for in the contract, at a specified date and at an agreed upon price.

An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

A municipal bond futures contract is based on the value of the Bond Buyer Index ("BBI") which is comprised of 40 actively traded general obligation and revenue bonds. The rating of a BBI issue must be at least "A." To be considered, the issue must have at least 19 years remaining to maturity, a first call date between 7 and 16 years, and at least one call at par prior to redemption. No physical delivery of the securities is made in connection with municipal bond futures. Rather these contracts are usually settled in cash if they are not closed out prior to their expiration date.

A Treasury bond futures contract is based on the value of an equivalent 20-year, 6% Treasury bond. Generally, any Treasury bond with a remaining maturity or term to call of 15 years as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to a Treasury bond futures contract. A Treasury note futures contract is based on the value of an equivalent 10-year, 6% Treasury note. Generally, any Treasury note with a remaining maturity or term to call of 6 1/2 years or 10 years, respectively, as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to Treasury note futures contract.

Since a number of different Treasury notes will qualify as a deliverable security upon the exercise of the option, the price that the buyer will actually pay for those securities will depend on which ones are actually delivered. Normally, the exercise price of the futures contract is adjusted by a conversion factor that takes into consideration the value of the deliverable security if it were yielding 6% as of the first day of the month in which the contract is scheduled to be exercised.

3. RISKS OF OPTIONS AND FUTURES TRANSACTIONS

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on an Advisor's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions. The potential loss to a Fund from investing in certain types of futures transactions is unlimited.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by a Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices or related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. A Fund may use various futures

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contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield.

D. ILLIQUID AND RESTRICTED SECURITIES

1. GENERAL

Each Fund may invest in illiquid and restricted securities. Each of these Funds limits its investments in illiquid securities to no more than 15% of its net assets (10% for Brown Advisory Core International Fund and Brown Advisory Intermediate Income Fund). The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities may include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options;
(3) securities which are not readily marketable; (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities"); and (5) certain pooled investment vehicles, including private equity funds and private equity funds of private equity funds ("Pooled Investment Vehicles").

2. RISKS

Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Advisor to be liquid, can become illiquid.

3. DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Advisor, pursuant to guidelines approved by the Board. The Advisor determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Advisor takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Advisor may determine that the securities are liquid.

E. INVESTMENT COMPANY SECURITIES

1. OPEN-END AND CLOSED-END INVESTMENT COMPANIES

GENERAL. Brown Advisory Core International Fund and Brown Advisory Opportunity Fund may invest in other open-end and closed-end investment companies consistent with the Fund's investment objectives and strategies. Each Brown Fund may invest in money market mutual funds, pending investment of cash balances. Each Fund will limit its investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act.

RISKS. Each Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company's advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled "Investment Policies and Risks--Equity Securities -Foreign Securities Risks" above.

Brown Advisory Core International Fund may invest in exchange-traded funds ("ETFs"). ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

F. FIXED INCOME SECURITIES

1. MUNICIPAL SECURITIES

GENERAL. Brown Advisory Maryland Bond Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). The Fund may invest up to 5% of its total assets in municipal securities of issuers located in any one territory or possession of the United States.

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer's general taxing power. The Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

PUERTO RICO MUNICIPAL SECURITIES. Brown Advisory Maryland Bond Fund may invest in municipal securities issued by U.S. Territories. Investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial Federal assistance and favorable tax programs that have recently become subject to phase out by Congress. As of May 22, 2007, Puerto Rico's general obligations were rated Baa3 by Moody's and as of May 22, 2007 were rated BBB- by S&P.

MARYLAND MUNICIPAL SECURITIES. The Brown Advisory Maryland Bond Fund invests at least 80% of the value of its net assets (plus borrowing for investments purposes) in Maryland bonds, including bonds issues on behalf of the state of Maryland, its local government and public financing authorities.

2. U.S. GOVERNMENT SECURITIES

GENERAL. Each Fund, may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

3. CORPORATE DEBT OBLIGATIONS

GENERAL. Brown Advisory Intermediate Income Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

4. MORTGAGE-BACKED SECURITIES.

GENERAL. Brown Advisory Intermediate Income Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-backed securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

GOVERNMENT AND AGENCY MORTGAGE-BACKED SECURITIES. The Fund may invest in government agency and mortgage-backed securities. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage

Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Farmers' Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and Federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHMLC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Fund may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA ("Mortgage Assets"). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranch is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full.

RISKS - SPECIFIC TO MORTGAGE-BACKED SECURITIES. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of fixed income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or
(2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

5. ASSET-BACKED SECURITIES.

GENERAL. Brown Advisory Intermediate Income Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

RISKS - SPECIFIC TO ASSET-BACKED SECURITIES. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

6. VARIABLE AMOUNT MASTER DEMAND NOTES.

GENERAL. Brown Advisory Intermediate Income Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

7. VARIABLE AND FLOATING RATE SECURITIES.

Brown Advisory Maryland Bond Fund may invest in variable and floating rate securities. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when the Advisor believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisor may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Advisor will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Advisor monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

8. NON-US DOLLAR DENOMINATED SECURITIES.

Brown Advisory Intermediate Income Fund may invest in non-U.S. dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community);
(3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

9. OTHER FIXED INCOME SECURITIES

Each Fund may invest in short-term money market instruments issued in the U.S. or abroad, denominated in U.S. dollars or any foreign currency. Short-term money market instruments include short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's or in similar other money market securities. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and time deposits generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's performance.

Each Fund may also invest in other high quality fixed income securities denominated in U.S. dollars, any foreign currency or in a multi-national currency unit (e.g. the European Currency Unit).

10. RISKS OF DEBT SECURITIES.

GENERAL. Yields on debt securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by Brown Advisory Maryland Bond Fund may be supported by credit and liquidity enhancements such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, general domestic and foreign banks.

Certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity. Issuers may prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

INTEREST RATE RISK. The market value of the interest-bearing debt securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund's investment portfolio are paid in full at maturity.

CREDIT RISK. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. The financial condition of an issuer of a debt security held by the Fund may cause it to default on interest or principal payments due on a security. This risk generally increases as security credit ratings fall.

To limit credit risk:

Each of Brown Advisory Opportunity Fund and Brown Advisory Core International Fund limits its investment in debt securities to short-term money market instruments, including commercial paper rated in the highest short-term category, and other high quality (rated in the two highest rating categories by an NRSRO) fixed income securities.

Brown Advisory Maryland Bond Fund may only invest in debt securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. The Fund may purchase unrated fixed income securities if, at the time of purchase, the Advisor believes that they are of comparable quality to rated securities that the Fund may purchase. It is anticipated that the average credit rating of the fixed income securities held by the Fund will be "Aa" as per Moody's or "AA" as per S&P. The Fund will limit its investment in fixed income securities rated "Baa" by Moody's or "BBB" by S&P to 10% of the Fund's total assets.

Brown Advisory Intermediate Income Fund may only invest in fixed income securities that are rated as follows at the time of their purchase:

                                                               MINIMUM
                                                               RATING
                                                             -----------
        TYPE OF PERMITTED INVESTMENT                         S&P MOODY'S
        ----------------------------                         --- -------
        US Government Securities............................ N/A   N/A
        Non-Dollar Denominated U.S. Government Securities... BBB   Baa
        Securities of Non-U.S. Governmental Issuers......... BBB   Baa
        Mortgage-Backed Securities.......................... BBB   Baa
        Corporate Debt (Domestic and Foreign)............... BBB   Baa
        Asset-Backed Securities............................. BBB   Baa
        Securities of Designated International Organizations BBB   Baa

The Fund may purchase unrated fixed income securities if, at the time of purchase, the Advisor believes that they are of comparable quality to rated securities that the Fund may purchase.

Each of Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund may retain securities whose rating has been lowered below the lowest permissible rating category if the Advisor determines that retaining such security is in the best interests of the Fund.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Advisor or Sub-Advisor may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the a Fund, the Advisor or Sub-Advisor will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates. Unrated securities may not be as actively traded as rated securities. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

FOREIGN SECURITIES RISKS. To the extent that a Fund invests in fixed income securities of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled "Investment Policies and Risks--Equity Securities--Foreign Securities Risks" above.

G. FOREIGN CURRENCIES TRANSACTIONS

1. GENERAL

Brown Advisory Core International Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may conduct foreign currency exchange transactions either on a cash basis at the rate prevailing in the foreign exchange market.

Each of Brown Advisory Core International Fund and Brown Advisory Intermediate Income Fund may enter into a forward foreign currency contract. A forward currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. At or before settlement of a forward currency contract, a Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If a Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. Each Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

Forward contracts are considered "derivatives," financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). A Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, each Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes.

Brown Advisory Core International Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

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2. RISKS

Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor/Sub-Advisor is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to a Fund.

H. LEVERAGE TRANSACTIONS

1. GENERAL

Each Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis. A Fund uses these investment techniques only when its Advisor or Sub-Advisor believes that the leveraging and the returns available to a Fund from investing the cash will provide investors with a potentially higher return.

BORROWING. Each Fund (other than Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Intermediate Income Fund) may borrow money for other than temporary or emergency purposes from a bank in amounts up to 33 1/3% of total assets at the time of borrowing. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to these limitations.

SECURITIES LENDING. Brown Advisory Opportunity Fund, Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets (10% of total assets for Brown Advisory Maryland Bond
Fund) to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. A Fund may pay fees to arrange for securities loans.

REVERSE REPURCHASE AGREEMENTS. Brown Advisory Opportunity Fund may enter into reverse repurchase agreements which are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If a Fund enters into a reverse repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans, repurchase agreements and reverse repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Brown Advisory Opportunity Fund, Brown Advisory Core International Fund, Brown Advisory Real Estate Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund may purchase securities offered on a "when-issued" and "forward commitment" basis (including a delayed delivery basis). Securities purchased on a "when-issued" or "forward commitment basis" are securities not available for immediate delivery despite the fact that a market exists for those

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securities. A purchase is made on a "delayed delivery" basis when the transaction is structured to occur some time in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by a Fund (except Brown Advisory Intermediate Income Fund) if, as a result, more than 25% of the Fund's total assets would be committed to such transactions.

2. RISKS

Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of a Fund's securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ASSETS. In order to attempt to reduce the risks involved in various transactions involving leverage, a Fund will segregate, to the extent required, on its books and records cash and liquid securities. The cash and liquid securities, which is marked to market daily, will be at least equal to a Fund's commitments under these transactions.

I. REPURCHASE AGREEMENTS

1. GENERAL

Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund may enter into repurchase agreements which are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If a Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

2. RISKS

Repurchase transactions also involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, a Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable. A Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss of principal or a decline in interest payments regarding affected securities. Failure by the other party to deliver a security or currency purchased by a Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk.

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J. TEMPORARY DEFENSIVE POSITION

Each Fund may invest in prime money market instruments or exchange-traded funds, pending investment if cash balances. Each Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by that Fund's Advisor or Sub-Advisor to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which a Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

K. CORE AND GATEWAY(R)

Each Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert a Fund to a Core and Gateway structure without notice to the shareholders.

2. INVESTMENT LIMITATIONS

For purposes of all investment policies of each Fund: (1) the term "1940 Act" includes the rules thereunder, SEC interpretations and any exemptive order upon which a Fund may rely; and (2) the term "Code" includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which a Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund and a Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of a Fund may be changed by the Board without shareholder approval. A Fund, however, must provide 60 days' prior written notice if it changes its policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in certain types of investments ("80% Policy"). If a Fund uses data based on a broad-based index to test compliance with its 80% Policy, the Fund will use data from the index as of the most recent prior month end.

A. FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. A Fund may not:

1. BORROWING MONEY

BROWN ADVISORY GROWTH EQUITY FUND, BROWN ADVISORY VALUE EQUITY FUND, BROWN ADVISORY SMALL-CAP GROWTH FUND, BROWN ADVISORY SMALL-CAP VALUE FUND, BROWN ADVISORY OPPORTUNITY FUND AND BROWN ADVISORY REAL ESTATE FUND. Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

BROWN ADVISORY CORE INTERNATIONAL FUND. Borrow money except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed settlement or forward delivery basis are not subject to this limitation).

BROWN ADVISORY MARYLAND BOND FUND. Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).

BROWN ADVISORY INTERMEDIATE INCOME FUND. Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests), and provided that borrowings do not exceed 10% of the Fund's total assets (computed immediately after the borrowing).

2. CONCENTRATION

BROWN ADVISORY VALUE EQUITY FUND AND BROWN ADVISORY SMALL-CAP VALUE FUND. Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

BROWN ADVISORY GROWTH EQUITY FUND, BROWN ADVISORY SMALL-CAP GROWTH FUND, BROWN ADVISORY OPPORTUNITY FUND AND BROWN ADVISORY MARYLAND BOND FUND. Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

BROWN ADVISORY REAL ESTATE FUND. Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry, except that the Fund will invest at least 25% of the value of its total assets in securities of issuers principally engaged in the real estate industry (in which the Fund intends to concentrate). For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

BROWN ADVISORY CORE INTERNATIONAL FUND. Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: investments in U.S. Government Securities and on repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

BROWN ADVISORY MARYLAND BOND FUND. Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

BROWN ADVISORY INTERMEDIATE INCOME FUND. Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and in repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) and Section 12(d)(1)(F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy. For purposes of this policy
(i) "mortgage related securities," as that term is defined in the 1934 Act, are treated as securities of an issuer in the industry of the primary type of asset backing the security, (ii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (iii) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

3. DIVERSIFICATION

BROWN ADVISORY GROWTH EQUITY FUND, BROWN ADVISORY VALUE EQUITY FUND, BROWN ADVISORY SMALL-CAP GROWTH FUND, BROWN ADVISORY SMALL-CAP VALUE FUND, BROWN ADVISORY INTERMEDIATE INCOME FUND AND BROWN ADVISORY CORE INTERNATIONAL FUND. With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result:
(1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

BROWN ADVISORY MARYLAND BOND FUND. Purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result:
(1) with respect to 50% of the Fund's total assets, more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or
(2) with respect to 50% of the Fund's total assets, the Fund would own more than 10% of the outstanding voting securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

The District of Columbia, each state and territory, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which the District of Columbia, a state or territory is a member is deemed to be a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision is treated as the issuer. Similarly, in the case of private activity bonds, if the bond is backed only by the assets and revenues of the non-governmental user, then the non-governmental user is treated as the issuer. If in either case, however, the creating government or some other agency guarantees a security, that guarantee is considered a separate security and is treated as an issue of such government or other agency.

BROWN ADVISORY REAL ESTATE FUND. Purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result:
(1) with respect to 50% of the Fund's total assets, more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or
(2) with respect to 50% of the Fund's total assets, the Fund would own more than 10% of the outstanding voting securities of any single issuer; or (3) with respect to 100% of the Fund's assets more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

4. UNDERWRITING ACTIVITIES

EQUITY FUNDS Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

BOND FUNDS Underwrite (as that term is defined in the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

5. MAKING LOANS

BROWN ADVISORY GROWTH EQUITY FUND, BROWN ADVISORY VALUE EQUITY FUND, BROWN ADVISORY SMALL-CAP GROWTH FUND, BROWN ADVISORY SMALL-CAP VALUE FUND, BROWN ADVISORY OPPORTUNITY FUND, BROWN ADVISORY CORE INTERNATIONAL FUND AND BROWN ADVISORY MARYLAND BOND FUND. Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

BROWN ADVISORY REAL ESTATE FUND. Make loans to other parties, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom that may be granted by the SEC. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

BROWN ADVISORY INTERMEDIATE INCOME FUND. Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any fixed income security are not deemed to be the making of loans.

6. PURCHASES AND SALES OF REAL ESTATE

BOND FUNDS, BROWN ADVISORY GROWTH EQUITY FUND, BROWN ADVISORY VALUE EQUITY FUND, BROWN ADVISORY SMALL-CAP GROWTH FUND, BROWN ADVISORY SMALL-CAP VALUE FUND, BROWN ADVISORY OPPORTUNITY FUND AND BROWN ADVISORY CORE INTERNATIONAL FUND. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

BROWN ADVISORY REAL ESTATE FUND. Purchase or sell real estate, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (ii) securities of issues that deal in real estate or are engaged in the real estate business, including real estate investment trusts. The Fund may hold real estate and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.

7. PURCHASES AND SALES OF COMMODITIES

EQUITY FUNDS AND BOND FUNDS. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8. ISSUANCE OF SENIOR SECURITIES

EQUITY FUNDS AND BOND FUNDS. Issue senior securities except pursuant to
Section 18 of the 1940 Act.

B. NON-FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. A Fund may not:

1. SECURITIES OF INVESTMENT COMPANIES

EQUITY FUNDS AND BOND FUNDS. Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

2. SHORT SALES

EQUITY FUNDS Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

BOND FUNDS Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

3. PURCHASES ON MARGIN

EQUITY FUNDS Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

BOND FUNDS Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

4. OPTIONS AND FUTURES CONTRACTS

BROWN ADVISORY GROWTH EQUITY FUND, BROWN ADVISORY SMALL-CAP GROWTH FUND AND BROWN ADVISORY SMALL-CAP VALUE FUND. Invest in options contracts regulated by the CFTC except for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC; and (2) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

A Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called "short positions"); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets; and (3) will not buy call options with a value exceeding 5% of the Fund's total assets.

BROWN ADVISORY VALUE EQUITY FUND AND BROWN ADVISORY CORE INTERNATIONAL FUND. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

The Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called "short positions"); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets; and (3) will not buy call options with a value exceeding 5% of the Fund's total assets.

BROWN ADVISORY MARYLAND BOND FUND AND BROWN ADVISORY INTERMEDIATE INCOME FUND. Invest in futures or options contracts regulated by the CFTC except for
(1) bona fide hedging purposes within the meaning of the rules of the CFTC and
(2) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

5. EXERCISING CONTROL OF ISSUERS

EQUITY FUNDS AND BOND FUNDS. Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

6. BORROWING

BROWN ADVISORY GROWTH EQUITY FUND, BROWN ADVISORY VALUE EQUITY FUND, BROWN ADVISORY SMALL-CAP GROWTH FUND, BROWN ADVISORY SMALL-CAP VALUE FUND, BROWN ADVISORY OPPORTUNITY FUND, BROWN ADVISORY REAL ESTATE FUND, BROWN ADVISORY MARYLAND BOND FUND AND BROWN ADVISORY INTERMEDIATE INCOME FUND. Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.

7. ILLIQUID SECURITIES

BROWN ADVISORY GROWTH EQUITY FUND, BROWN ADVISORY VALUE EQUITY FUND, BROWN ADVISORY SMALL-CAP GROWTH FUND, BROWN ADVISORY SMALL-CAP VALUE FUND, BROWN ADVISORY OPPORTUNITY FUND, BROWN ADVISORY REAL ESTATE FUND AND BROWN ADVISORY MARYLAND BOND FUND. Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

BROWN ADVISORY CORE INTERNATIONAL FUND. Invest more than 10% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

BROWN ADVISORY INTERMEDIATE INCOME FUND. Invest more than 10% of its net assets in illiquid assets such as: (i) securities that cannot be disposed of within seven days at their then-current value, (ii) repurchase agreements not entitling the holder to payment of principal within seven days and
(iii) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

8. CONCENTRATION

BROWN ADVISORY GROWTH EQUITY FUND AND BROWN ADVISORY SMALL-CAP GROWTH FUND. Purchase a security if, as a result, more than 25% of a Fund's total assets would be invested in securities of foreign governments. The investment by a Fund in issuers domiciled in the same jurisdiction is not a violation of the Fund's fundamental or non-fundamental concentration policies unless the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry.

3. MANAGEMENT

A. TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another investment company (collectively, the "Fund Complex"). The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust advisor and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. John Y. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds.

                                               TERM OF OFFICE AND
                                                 LENGTH OF TIME       PRINCIPAL OCCUPATION(S)
NAME AND BIRTH DATE  POSITION WITH THE TRUST         SERVED             DURING PAST 5 YEARS
------------------- -------------------------- ------------------ -------------------------------

INDEPENDENT TRUSTEES

 J. Michael Parish  Chairman of the Board;     Since 1989         Retired; Partner, Wolf, Block,
 Born: 1943         Trustee; Chairman,         (Chairman of the   Schorr and Solis-Cohen LLP
                    Compliance Committee,      Board since 2004)  (law firm) 2002 - 2003;
                    Nominating Committee and                      Partner, Thelen Reid & Priest
                    Qualified Legal Compliance                    LLP (law firm) from 1995 -
                    Committee                                     2002.

 Costas Azariadis   Trustee; Chairman,         Since 1989         Professor of Economics,
 Born: 1943         Valuation Committee                           Washington University
                                                                  (effective 2006); Professor of
                                                                  Economics, University of
                                                                  California-Los Angeles 1992 -
                                                                  2006.

 James C. Cheng     Trustee; Chairman,         Since1989          President, Technology
 Born: 1942         Audit Committee                               Marketing Associates
                                                                  (marketing company for small-
                                                                  and medium-sized businesses
                                                                  in New England).

INTERESTED TRUSTEE

 John Y. Keffer     Trustee Chairman,          Since 1989         President, Forum Foundation
 Born: 1942         Contracts Committee                           (a charitable organization)
                                                                  since 2005; President, Forum
                                                                  Trust, LLC (a non-depository
                                                                  trust company) since 1997;
                                                                  President, Citigroup Fund
                                                                  Services, LLC ("Citigroup")
                                                                  2003 - 2005; President, Forum
                                                                  Financial Group, LLC
                                                                  ("Forum"), (a fund services
                                                                  company acquired by
                                                                  Citibank, N.A. in 2003).

 OFFICERS

 Simon D. Collier   President; Principal       Since 2005         President, Foreside Financial
 Born: 1961         Executive Officer                             Group, since April 2005;
                                                                  President, Foreside Services,
                                                                  Inc. (a staffing services firm)
                                                                  since December 2006;
                                                                  President, Foreside
                                                                  Compliance Services, LLC,
                                                                  since October 2005; President,
                                                                  Foreside Management
                                                                  Services, LLC, since
                                                                  December 2006; Chief
                                                                  Operating Officer and
                                                                  Managing Director, Global
                                                                  Fund Services, Citigroup
                                                                  2003-2005; Managing
                                                                  Director, Global Securities
                                                                  Services for Investors,
                                                                  Citibank, N.A. 1999-2003.

                                             TERM OF OFFICE AND
                                               LENGTH OF TIME       PRINCIPAL OCCUPATION(S)
NAME AND BIRTH DATE POSITION WITH THE TRUST        SERVED             DURING PAST 5 YEARS
------------------- ----------------------- -------------------- ------------------------------

 Trudance L. Bakke   Treasurer; Principal   Since 2005           Director, Foreside Compliance
 Born: 1971          Financial Officer      (Principal Financial Service, LLC since 2006;
                                            Officer since 2006)  Product Manager, Citigroup
                                                                 2003-2006; Senior Manager of
                                                                 Corporate Finance, Forum
                                                                 1999 - 2003.

 Beth P. Hanson      Vice President;        Since 2003           Relationship Manager,
 Born: 1966          Assistant Secretary                         Citigroup since 2003;
                                                                 Relationship Manager, Forum
                                                                 1999 - 2003.

 Sara M. Morris      Vice President         Since 2007           Director and Relationship
 Born: 1963                                                      Manager, Citigroup since
                                                                 2004; Chief Financial Officer,
                                                                 The Via Group, LLC (a
                                                                 strategic marketing company)
                                                                 2000-2003.

 Velvet R. Regan     Secretary              Since 2007           Assistant Counsel, Citi Fund
 Born: 1978                                                      Services Ohio, Inc. (f/k/a
                                                                 BISYS Fund Services Ohio,
                                                                 Inc.) since September 2006;
                                                                 Associate, Gilmartin,
                                                                 Magence, Camiel & Ross,
                                                                 LLP, (law firm) February 2006
                                                                 - September 2006; Tax
                                                                 Administrator, State Street
                                                                 Corporation, 2000 - 2002.

B. TRUSTEE OWNERSHIP IN EACH FUND IN FAMILY OF INVESTMENT COMPANIES

                                                   AGGREGATE DOLLAR RANGE
                                                     OF OWNERSHIP AS OF
                                 DOLLAR RANGE OF  DECEMBER 31, 2006 IN ALL
                                   BENEFICIAL      REGISTERED INVESTMENT
                                  OWNERSHIP IN     COMPANIES OVERSEEN BY
                                 THE FUNDS AS OF    TRUSTEE IN FAMILY OF
      TRUSTEES                  DECEMBER 31, 2006  INVESTMENT COMPANIES.
      --------                  ----------------- ------------------------
      INTERESTED TRUSTEES
      John Y. Keffer                  None                  None
      INDEPENDENT TRUSTEES
      Costas Azariadis                None                  None
      James C. Cheng                  None                  None
      J. Michael Parish               None            $50,001-$100,000

C. OWNERSHIP OF SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As of December 31, 2006, no Independent Trustee or any of his immediate family members owned, beneficially or of record, securities of any Trust investment advisor, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment advisor or principal underwriter.

D. INFORMATION CONCERNING TRUST COMMITTEES

1. AUDIT COMMITTEE

The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended May 31, 2007, the Audit Committee met seven times for the Trust complex and on August 21, 2007, in one of the meetings, the Audit Committee discussed issues directly related to the Fund.

2. NOMINATING COMMITTEE

The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended May 31, 2007, the Nominating Committee did not meet.

3. VALUATION COMMITTEE

The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and certain officers of the Trust. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended May 31, 2007, the Valuation Committee met five times.

4. QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended May31, 2007, the QLCC did not meet.

5. CONTRACTS COMMITTEE

The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. During the fiscal year ended May 31, 2007, the Contracts Committee did not meet.

6. COMPLIANCE COMMITTEE

The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. During the fiscal year ended May 31, 2007, the Compliance Committee did not meet.

E. COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 ($750 for the Chairman) for each short special Board meeting attended and $1,500 ($2,250 for the Chairman) for each major special Board meeting attended whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by each Fund and the Fund Complex for the fiscal year ended May 31, 2007.

                                                                       TOTAL
                                                                    COMPENSATION
                                                                     FROM TRUST
                                                       COMPENSATION   AND FUND
FUND                                     TRUSTEE        FROM FUND     COMPLEX
----                                -----------------  ------------ ------------
BROWN ADVISORY GROWTH EQUITY FUND
                                    Costas Azariadis      $  626      $54,250
                                    James C. Cheng        $  626      $54,250
                                    J. Michael Parish     $  833      $72,000
                                    John Keffer           $  626      $54,250
BROWN ADVISORY VALUE EQUITY FUND
                                    Costas Azariadis      $1,827      $54,250
                                    James C. Cheng        $1,827      $54,250
                                    J. Michael Parish     $2,433      $72,000
                                    John Keffer           $1,827      $54,250
BROWN ADVISORY SMALL-CAP GROWTH
  FUND
                                    Costas Azariadis      $1,443      $54,250
                                    James C. Cheng        $1,443      $54,250
                                    J. Michael Parish     $1,922      $72,000
                                    John Keffer           $1,443      $54,250
BROWN ADVISORY SMALL-CAP VALUE FUND
                                    Costas Azariadis      $1,272      $54,250
                                    James C. Cheng        $1,272      $54,250
                                    J. Michael Parish     $1,694      $72,000
                                    John Keffer           $1,272      $54,250

                                                                       TOTAL
                                                                    COMPENSATION
                                                                     FROM TRUST
                                                       COMPENSATION   AND FUND
FUND                                     TRUSTEE        FROM FUND     COMPLEX
----                                -----------------  ------------ ------------
BROWN ADVISORY OPPORTUNITY FUND
                                    Costas Azariadis      $  185      $54,250
                                    James C. Cheng        $  185      $54,250
                                    J. Michael Parish     $  246      $72,000
                                    John Keffer           $  185      $54,250
BROWN ADVISORY CORE INTERNATIONAL
  FUND
                                    Costas Azariadis      $3,278      $54,250
                                    James C. Cheng        $3,278      $54,250
                                    J. Michael Parish     $4,365      $72,000
                                    John Keffer           $3,278      $54,250

                                                                       TOTAL
                                                                    COMPENSATION
                                                                     FROM TRUST
                                                       COMPENSATION   AND FUND
FUND                                     TRUSTEE        FROM FUND     COMPLEX
----                                -----------------  ------------ ------------
BROWN ADVISORY REAL ESTATE FUND
                                    Costas Azariadis      $  267      $54,250
                                    James C. Cheng        $  267      $54,250
                                    J. Michael Parish     $  356      $72,000
                                    John Keffer           $  267      $54,250
BROWN ADVISORY MARYLAND BOND FUND
                                    Costas Azariadis      $  868      $54,250
                                    James C. Cheng        $  868      $54,250
                                    J. Michael Parish     $  868      $72,000
                                    John Keffer           $1,155      $54,250
BROWN ADVISORY INTERMEDIATE INCOME
  FUND
                                    Costas Azariadis      $1,474      $54,250
                                    James C. Cheng        $1,474      $54,250
                                    J. Michael Parish     $1,960      $72,000
                                    John Keffer           $1,474      $54,250

F. INVESTMENT ADVISORS

1. SERVICES OF ADVISOR AND SUB-ADVISORS

The Advisor serves as investment advisor to each Fund pursuant to investment advisory agreements with the Trust (each an "Advisory Agreement"). Under the applicable Advisory Agreement, the Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund.

Cardinal Capital Management LLC ("Cardinal") is the Sub-Advisor for Brown Advisory Small-Cap Value Fund. Munder Capital Management ("Munder") is the Sub-Advisor for Brown Advisory Core International Fund. Subject to the oversight of the Board and the Advisor, each Sub-Advisor makes decisions regarding the investment and reinvestment of the respective Fund's assets allocated to it for management by the Advisor.

2. OWNERSHIP OF ADVISOR AND SUB-ADVISORS

The Advisor is a fully owned subsidiary of Brown Investment Advisory & Trust Company ("BIAT"), a trust company operating under the laws of Maryland. BIAT is a fully owned subsidiary of Brown Advisory Holdings Incorporated, a holding company incorporated under the laws of Maryland in 1998. BIAT may be considered an affiliate of each Fund because of its power to vote in excess of 25% of each Fund's shares. The term "Brown" shall mean the Advisor, BIAT and Brown Advisory Holdings Incorporated and their respective affiliates, collectively.

Cardinal, a Delaware limited liability company, was organized in 1995. Cardinal is owned and controlled by Amy K. Minella, Eugene Fox, III, and Robert B. Kirkpatrick, each a managing director thereof.

Munder is a Delaware general partnership formed in 1985. As of the date of this SAI, the partners of Munder are Munder Capital Holdings, LLC, which owns approximately 99.5% of Munder, and Munder Capital Holdings II, LLC, which owns approximately 0.5% of Munder. As of June 30, 2007, the ownership of Munder was as follows: Munder employees hold partnership units representing 20.3% of the firm's value with an opportunity to increase their interest to over 30% (or approximately 35% of the outstanding voting power) within the next five years; Crestview Partners GP, L.P. and its affiliates hold units representing 67.1% of the firm's value; and other minority-interest investors hold units totaling 12.6% of the value.

3. INFORMATION REGARDING PORTFOLIO MANAGERS

The following information regarding each Fund's portfolio managers has been provided by the Advisor or by the applicable Sub-Advisor. Effective
September 28, 2006, Mr. William K. Morrill serves as a consultant to the Advisor and acts as the Co-Chairman of Brown's Real Estate Team and as portfolio consultant to the Brown Advisory Real Estate Fund's investment team ("Consulting Services"). The Consulting Services are provided under the supervision and control of Brown. Previously, Mr. Morrill had served as a member of Brown's management from 2003 to 2006. He was the Chairman of the Real Estate Team as well as the Portfolio Manager for the Fund.

OTHER ACCOUNTS UNDER MANAGEMENT. As of May 31, 2007, no Advisor portfolio manager that retained decision making authority over a Fund's management served as a portfolio manager for any other registered investment companies or for any pooled investment vehicles. As of the same date, each portfolio manager serviced other accounts as follows:

                                                     # OF      VALUE OF
                                                    OTHER       OTHER
     PORTFOLIO MANAGER                             ACCOUNTS    ACCOUNTS
     -----------------                             -------- --------------
     Geoffrey R.B. Carey, CFA.....................   540    $1,109,923,000
     Richard M. Bernstein, CFA....................   206    $  830,240,000
     Paul D. Corbin...............................    72    $  443,765,000
     Christopher A. Berrier.......................    26    $  442,409,000
     Timothy W. Hathaway, CFA.....................    26       442,409,000
     Monica M. Hausner............................     7    $   98,462,000
     William K. Morrill, Jr.......................     4    $   31,212,000
     Darryl R. Oliver, CFA........................     4    $   31,212,000
     David B. Powell, CFA.........................     0    $            0

As of May 31, 2007, no account serviced by an Advisor portfolio manager referenced in the above chart paid a performance based management fee.

As of May 31, 2007, no Cardinal portfolio manager serviced any other registered investment companies. As of the same date, Cardinal portfolio managers serviced 2 other pooled vehicle with assets of $96 million and 95 other accounts with combined assets of $1,568million. As of May 31, 2007, no account serviced by a Cardinal portfolio manager paid a performance based management fee.

As of August 13, 2007, Munder portfolio managers serviced 1 other registered investment companies with combined assets of $11.3 million, 0 other pooled vehicles and 0 other accounts. Of the 0 other accounts, 0, pay Munder a performance based management fee.

CONFLICTS OF INTEREST FOR PORTFOLIO MANAGERS Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client's individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. An Advisor and each Subadvisor may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. Each Sub-Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, each Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

With respect to securities transactions for clients, each Sub-Adviser determines which broker to use to execute each order. However, a Sub-Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, each Sub-Adviser has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where a Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

CONFLICT OF INTEREST FOR PORTFOLIO CONSULTANT. Actual or apparent conflicts of interest may arise when the portfolio consultant has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio consultant who manages multiple Funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio consultant devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client's individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients.

Mr. Morrill, consultant to Brown Advisory Real Estate Fund, is also employed as Managing Director and Chairman of the Global Securities Advisory Committee of CB Richard Ellis Global Real Estate Securities, LLC ("CBRE") since 2006. CBRE is an independent registered investment advisor that provides advisory services in the global real estate securities markets.

A conflict of interest arises as a result of Mr. Morrill's association with Brown and CBRE because: (1) of his involvement in providing investment advice to clients of two independent firms; (2) the total assets serviced at CBRE by him are greater than that at Brown; (3) he has access to both Brown and CBRE research and portfolio holdings information; and (4) he does not receive any compensation from Brown for Consulting Services rendered whereas the compensation received from CBRE includes a base salary, a performance bonus and a percentage of company profits (See "Information Concerning Compensation of Portfolio Managers" below).

The Advisor and the portfolio consultant may seek to manage such competing interests by: (1) using a management approach that differs from the Advisor and involves processes that help mitigate the evolvement of conflicts of interest between accounts, (2) the maintenance by the Advisor and portfolio consultant of portfolio allocation and best execution procedures, (3) Mr. Morrill is also subject to the Advisor's Code of Ethics; (4) having Mr. Morrill, portfolio consultant, enter into an agreement ("Recommendation Agreement") that any recommendations made to similarly managed CBRE accounts ("CBRE portfolios") will be made available to the

Fund in orders to equally benefit from the recommendations; (5) the nature of the management fee; (6) Mr. Morrill's principal role is limited to consulting advice regarding current and new holdings; (7) Brown employs an experienced portfolio manager who is supported by a team of investment professionals and maintains decision making authority over the management and trade execution services provided to the Fund; and (8) the Advisor recognizes that Mr. Morrill operates in a similar role at CBRE in which he provides input on investments for CBRE. Even though, he is not involved in the day-to-management of CBRE client accounts.

If a material conflict of interest arises between a Fund and other accounts managed by a portfolio manager, the Advisor and/or each Sub-Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably.

The Advisor, however, will not monitor the portfolio investments of the CBRE similarly managed accounts.

The Advisor believes the value of the consulting services provided by the relationship, together with the contractual Recommendation Agreement and Mr. Morrill's compliance with the Code of Ethics, outweigh the risks of conflicts.

CONFLICTS OF INTEREST RELATED TO MUNDER PORTFOLIO MANAGERS. As indicated above, Munder's personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Munder and of its subsidiary Pierce Street Advisors, LLC ("Pierce Street"). These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, "portfolio management teams"), may provide services for clients of both Munder and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

   . POTENTIAL CONFLICTS RELATING TO THE INTERESTS OF PORTFOLIO MANAGEMENT TEAMS AND MUNDER: Munder and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Munder or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Munder and/or its affiliates). Munder and Pierce Street may compensate portfolio management team personnel differently depending on the nature of a client's account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

       If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable for Munder and/or Pierce Street than the Brown Advisory Core International Fund, or if the management of such clients could result in potentially higher compensation to the portfolio management team members ("Advisor Compensatory Accounts"), or if the portfolio management team makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio managers also may have an incentive to trade Advisor Compensatory Accounts or personal investments before or after the Brown Advisory Core International Fund (i.e., front run) in order to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Brown Advisory Core International Fund's trading activity. In addition, the portfolio management team may take a short position in a security on behalf of the Brown Advisory Core International Fund, Advisor Compensatory Accounts or personal investments at the same time that other accounts managed by Munder take a long term position in the same security. The portfolio management team's use of short sales may be harmful to the performance of other clients that own that security.

   . POTENTIAL CONFLICTS RELATING TO MANAGING MULTIPLE ADVISED ACCOUNTS: Even if there is no financial or other advantage to members of the portfolio management team or Munder, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets that use different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for another client's interests. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

       Although Munder does not track the time or attention each portfolio manager devotes to his or her advisory accounts, Munder does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

Munder and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Munder also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that the Munder, Pierce Street and portfolio management teams may face. In addition, Munder and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Munder and Pierce Street, as applicable, in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of Munder periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of Munder or Pierce Street will achieve their intended result.

INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGERS AND PORTFOLIO CONSULTANT. Each portfolio manager of the Advisor receives a compensation package that includes a base salary and variable incentive bonus. A portfolio manager who is also a member of the Advisor's management team maintains a significant equity interest in Brown Advisory Holdings Incorporated. The Advisor does not compensate Mr. Morrill for his consulting services. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the Advisor's business. When evaluating a portfolio manager's performance the Advisor compares the pre-tax performance of a portfolio manager's accounts to a relative broad-based market index over a trailing 1, 3, and 5 year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior 1,3, and 5 year periods. Accounts managed in the below referenced styles are typically compared to the following indices:

       Large-Cap Growth               Russell 1000(R) Growth Index
       Large-Cap Value                Russell 1000(R) Value Index
       Small-Cap Growth               Russell 2000(R) Growth Index
       Opportunity Fund               Russell 3000(R) Growth Index
       Maryland Bond                  Lehman Brothers 1-10 Yr Blended
                                      Municipal Bond Index
       Intermediate Income            Lehman Brothers Intermediate
                                      Aggregate Index
       Real Estate                    NAREIT Equity Index and NAREIT
                                      Composite Index

All portions of a portfolio manager's compensation package are paid by the Advisor and not by any client account.

Mr. William K. Morrill owns an equity interest in the Advisor. However, Mr. Morrill receives compensation from CBRE for his role as Managing Director and Chairman of the Investment Committee.

CBRE's compensation structure is tied to the performance of the firm and the individual performance of each professional. The senior management and senior investment staff own 50% of CBRE, as such, a significant portion of their compensation is tied to the profits and performance of the company. The profits interests for the CBRE investment staff typically have a vesting period of 3 years. As a result, CBRE believes that its investment team has a very strong connection to the firm for the long term.

Aside from the Co-Chief Investment Officers, CBRE's investment staff is compensated with a base salary, a performance bonus and, in some cases, an interest in the company. Whereas the performance of an account may contribute to the profitability of CBRE, compensation to an employee is not based on the numerical performance of any client. All of the employee's compensation package is paid by CBRE and not by any client account.

Each Cardinal portfolio manager receives a compensation package that includes: base cash salary (fixed), variable performance bonus and a cash percentage of the firm's profits based on the equity participation in the firm. The base salary is determined by overall experience, expertise, and competitive market rates. The performance bonus is based on the profitability of the firm and job performance. Whereas the performance of an account may contribute to the overall profitability of the firm, compensation of a portfolio manager is not based on the numerical performance of any client account. All of the portfolio manager's compensation package is paid by Cardinal and not by any client account.

   [MUNDER CAPITAL MANAGEMENT: The compensation package for the members of Munder's portfolio management team has historically consisted of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of equity ownership. Munder also provides a competitive benefits package, including health and welfare benefits and retirement benefits in the form of a 401(k) plan which includes an employer contribution.

   Munder strives to offer industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.

   Members of Munder's portfolio management team are eligible to earn a performance bonus. Bonuses for all members of the portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 200% of base salary. Target bonuses for equity analysts typically range from 50 to 150% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 300% or more of salary. In determining portfolio manager bonuses, Munder considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to that account's benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm's success. The portfolio managers and analysts will receive a guaranteed minimum compensation through early 2010, and are eligible for additional compensation bonuses based on fees received by Munder, investment performance and new account openings.

   Key members of the portfolio management teams are eligible for long-term incentives in the form of restricted shares of Munder Capital Holdings, LLC, the majority partner of Munder. Restricted shares typically vest quarterly over a three-year period. The restricted share grants provide incentive to retain key personnel and serve to align portfolio managers' interests with those of Munder directly, and, indirectly, the accounts managed by Munder.

PORTFOLIO MANAGERS OWNERSHIP IN THE FUND. As of May 31, 2007, each portfolio manager that retained decision making authority over a Fund's management beneficially owned shares of each Fund as summarized in the following table:

                                                               DOLLAR RANGE OF
                                                                 BENEFICIAL
                                                                OWNERSHIP IN
                                                                     THE
                                                                CORRESPONDING
                                                               FUND AS OF MAY
 FUND/PORTFOLIO MANAGER                                           31, 2007
 ----------------------                                       -----------------
 BROWN ADVISORY GROWTH EQUITY FUND
 Geoffrey R.B. Carey, CFA.................................... $  10,001-$50,000
 BROWN ADVISORY VALUE EQUITY FUND
 Richard M. Bernstein, CFA................................... $100,001-$500,000
 BROWN ADVISORY SMALL-CAP GROWTH FUND
 Christopher A. Berrier...................................... $100,001-$500,000
 Timothy W. Hathaway, CFA.................................... $100,001-$500,000

                                                             DOLLAR RANGE
                                                            OF BENEFICIAL
                                                             OWNERSHIP IN
                                                                 THE
                                                            CORRESPONDING
                                                            FUND AS OF MAY
   FUND/PORTFOLIO MANAGER                                      31, 2007
   ----------------------                                  -----------------
   BROWN ADVISORY SMALL-CAP VALUE FUND
   Amy K. Minella.........................................       None
   Eugene Fox, III........................................       None
   Robert B. Kirkpatrick, CFA.............................       None
   BROWN ADVISORY OPPORTUNITY FUND
   David Powell, CFA...................................... $50,001-$100,000
   BROWN ADVISORY CORE INTERNATIONAL FUND
   Remi J. Browne, CFA....................................       None
   Peter S. Carpenter, CFA................................       None
   Jeffrey Sullivan, CFA..................................       None
   Daniel LeVan, CFA......................................       None
   John Evers, CFA........................................       None
   BROWN ADVISORY REAL ESTATE FUND
   William K. Morrill, Jr................................. $50,001-$100,000
   Darryl R. Oliver, CFA..................................     $1-10,000
   BROWN ADVISORY MARYLAND BOND FUND
   Monica M. Hausner......................................       None
   Paul D. Corbin.........................................       None
   BROWN ADVISORY INTERMEDIATE INCOME FUND
   Paul D. Corbin......................................... $100,001-$500,000
   Monica M. Hausner......................................  $10,001-$50,000

7. FEES

The Advisor's fee is calculated as a percentage of each Fund's average daily net assets. The fee, if not waived, is accrued daily by each Fund and is assessed to each class based on average net assets for the previous month. The Advisor's fee is paid monthly based on average net assets for the prior month. A Sub-Advisor's fee is calculated as a percentage of a Fund's average daily net assets allocated to the Sub-Advisor for management but is paid by the Advisor and not the Fund.

In addition to receiving its advisory fee from each Fund, the Advisor may also act and be compensated as investment manager for its clients with respect to assets they invested in each Fund. If you have a separately managed account with the Advisor with assets invested in a Fund, the Advisor will credit an amount equal to all or a portion of the fees received by the Advisor against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by each Fund to the Advisor, the amount of fees waived by the Advisor, and the actual fees received by the Advisor. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

8. OTHER PROVISIONS OF ADVISORY AGREEMENT

The Advisor is not affiliated with Citigroup or any company affiliated with Citi. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Advisor on 60 days' written notice to the Trust. Each Advisory Agreement terminates immediately upon assignment.

Under each Advisory Agreement, the Advisor is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

9. CONSULTANT

The Brown Advisory Core International Fund Adviser has retained an independent consultant, RDK Strategies, LLC, for investment consultant services to:
(1) facilitate the initial selection of sub-advisors for the Fund; (2) perform ongoing due diligence on each sub-advisor; and (3) make recommendations regarding the allocation and reallocation of the Fund's assets among current and any new subadvisers based on due diligence reviews.

G. DISTRIBUTOR

1. DISTRIBUTION SERVICES

The Distributor (also known as principal underwriter) of the shares of each Fund is located at Two Portland Square, 1/st/ Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority. Mr. Collier is an affiliate of the Trust and the Distributor as he serves as an officer of the Trust and has an ownership interest in the Distributor.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of each Fund. The Distributor continually distributes shares of each Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of each Fund (see "Purchases through Financial Institutions").

Investors who purchase shares through Financial Institutions will be subject to the procedures of those Institutions through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Institution through whom they purchase shares. Investors purchasing shares of the Fund through Financial Institutions should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution. The Distributor does not receive compensation for its distribution services except the distribution service fees with respect to the shares of those Classes for which a Plan is effective.

Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to certain Financial Institutions, the sales charge paid by the purchasers of A Shares. Prior to April 25, 2006, the Distributor received and reallowed sales charges paid by purchasers of D Shares to certain Financial Institutions.

Table 2 in Appendix B shows the aggregate sales charges paid to the Distributor, the amount of sales charge reallowed by the Distributor, and the amount of sales charge retained by the Distributor with respect to A and D Shares. The data are for the past three years (or shorter depending on a Fund's commencement of operations).

2. DISTRIBUTION PLAN - (A AND D SHARES)

The Trust has adopted a Rule 12b-1 plan under which each Fund is authorized to pay to the Distributor or any other entity approved by the board (collectively, "payees") as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.50% of the average daily net assets of A Shares of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund and Brown Advisory Small-Cap Value Fund and 0.25% of the average daily net assets of D Shares of Brown Advisory Small-Cap Growth Fund, A Shares of Brown Advisory Opportunity Fund and A Shares of Brown Advisory Intermediate Income Fund. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of those Funds with A or D Shares. The plan is a core component of the ongoing distribution of A Shares. Mr. Collier, an officer of the Trust, has an ownership interest in the Distributor and as such has a direct financial interest in the operations of the plan due to his ownership interests.

The plan provides that payees may incur expenses for distribution and service activities including but are not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of a Fund's shares and
(2) providing services to holders of shares related to their investment in a Fund, including without limitation providing assistance in connection with responding to the Fund's shareholder inquiries regarding the Fund's investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a Payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to a Fund's shareholder inquiries regarding the Fund's operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of a Fund's shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Advisor or others in connection with the offering of a Fund's shares for sale to the public.

The plan requires the Payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made. The plan obligates the Fund to compensate a payee for services and not to reimburse it for expenses incurred.

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders of all A and D Shares and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to a Fund's A Shares or D Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the applicable Fund's A Shares or D Shares.

Table 3 in Appendix B shows the dollar amount of fees payable by the Fund to the Distributor under the Distribution Plan, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the plan. No other payee received compensation from the Fund pursuant to the plan during the most recently completed fiscal year. The data provided are for the most recently completed fiscal year end.

3. COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Chief Compliance Officer ("CCO"), Principal Executive Officer ("PEO"), Principal Financial Officer ("PFO"), and an Anti-Money Laundering Compliance Officer ("AMLCO") and Sarbanes-Oxley certifying officers ("Certifying Officers") to the Trust as well as certain additional compliance support functions ("Compliance Services"). FCS and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For making available the CCO, AMLCO, PEO, and PFO and Certifying Officer and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), $5,000 per Fund;
(ii) $27,500 per year and (iii) an annual fee of 0.01% of the Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by the FCS with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, and Certifying Officer services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Agreement, FCS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, FCS and certain related parties (such as officers of FCS or certain officers of the Distributor and persons who control FCS or the Distributor) are indemnified by the Trust against any and all claims and expenses related to FCS's actions or omissions, except for any act or omission resulting from FCS's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund to FCS or its affiliates, as appropriate for compliance services, the amount of the fee waived by FCS or its affiliates, as appropriate, and the actual fees received by FCS or its affiliates as appropriate. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

H. OTHER FUND SERVICE PROVIDERS

1. ADMINISTRATOR AND ACCOUNTANT

The Administrator and Accountant provide services to the Trust pursuant to an accounting, administration and transfer agency agreement (the "Citi Agreement") with the Trust. The Administrator administers the Trust's operations with respect to the Fund and other series of the Trust except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to,
(1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight;
(3) overseeing the preparation and filing of the Trust's tax returns and the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators;
(4) providing the Trust with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust;
(5) assisting the Trust's investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Advisers, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

The Citi Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Citi Agreement is terminable with or without cause and with respect to the Fund, and without penalty by the Trust or by the Administrator with respect to the Fund on 120 days' written notice to the other party. The Citi Agreement is also terminable for cause by the non-breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period.

Under the Citi Agreement, Citigroup is not liable to the Trust or the Trust's shareholders for any action or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Citi Agreement. Under the Citi Agreement, Citi and certain related parties (such as Citi's officers and persons who control Citigroup) are indemnified by the Trust against any and all claims and expenses related to Citigroup's actions or omissions that are consistent with Citigroup's contractual standard of care.

Under the Citi Agreement, in calculating the Fund's NAV, Citigroup is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Citi Agreement also provides that Citigroup will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $25.00. In addition, Citigroup is not liable for the errors of others, including the companies that supply security prices to Citigroup and the Fund.

Pursuant to the Citi Agreement, the Fund pays Citigroup a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in

Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $110,000. The Fund also pays Citigroup certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Adviser has agreed to pay Citigroup's fees out of its advisory fee.

Table 5 in Appendix B shows the dollar amount of the fees accrued by each Fund to the Administrator, the amount of the fee waived by the Administrator, and the actual fees received by the Administrator. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

2. TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to a transfer agent agreement ("Transfer Agency Agreement") with the Trust, the Transfer Agent maintains an account for each shareholder of record of each Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.

3. CUSTODIAN

Brown Investment Advisory & Trust Company ("BIAT"), an affiliate of the Advisor, is the Custodian for each Fund except Brown Advisory Core International Fund and Brown Advisory Intermediate Income Fund and safeguards and controls each Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of each Fund's domestic and foreign assets. The Custodian is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231.

Citibank, N.A. is the Custodian for Brown Advisory Core International Fund and Brown Advisory Intermediate Income Fund and safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, NY 10013.

For its services, BIAT receives a fee of 0.01% of each Fund's first $1 billion in assets; 0.0075% on Fund assets between $1-2 billion; 0.0050% on Fund assets between $2-6 billion; and 0.0025% on Fund assets greater than $6 billion. Each Fund also pays an annual maintenance fee of $3,600, plus certain other transaction fees. For its services, Citibank, N.A. receives a monthly maintenance fee of $600, plus certain other transaction fees and asset-based fees. These fees are accrued daily by each Fund and are paid monthly based on average net assets and transactions for the previous month.

4. LEGAL COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, Washington D.C. 20006, passes upon legal matters in connection with the issuance of shares of the Trust.

5. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, 02116, is the independent registered public accounting firm for each Fund, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission.

4. PORTFOLIO TRANSACTIONS

A. HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom a Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Advisor or Sub-Advisor will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Advisor or Sub-Advisor will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B. COMMISSIONS PAID

Table 7 in Appendix B shows the aggregate brokerage commissions paid by each Fund as well as aggregate commissions paid to an affiliate of the Fund, the Advisor, Sub-Advisor or distributor. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

C. ADVISOR RESPONSIBILITY FOR PURCHASES AND SALES

The Advisor or Sub-Advisor places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Advisor or Sub-Advisor. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by each Sub-Advisor or Advisor in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

The Advisor or Sub-Advisor seeks "best execution" for all portfolio transactions. This means that the Advisor or Sub-Advisor seeks the most favorable price and execution available. The Advisor's or Sub-Advisor's primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

D. CHOOSING BROKER-DEALERS

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, each Advisor or Sub-Advisor takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and each Advisor's or Sub-Advisor's duties, an Advisor or Sub-Advisor may consider payments made by brokers effecting transactions for a Fund. These payments may be made to a Fund or to other persons on behalf of a Fund for services provided to a Fund for which those other persons would be obligated to pay.

The Advisor or Sub-Advisor may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

E. OBTAINING RESEARCH FROM BROKERS

The Advisor or Sub-Advisor has full brokerage discretion. The Advisor or Sub-Advisor evaluates the range and quality of a broker's services in placing trades such as securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Advisor or Sub-Advisor may give consideration to research services furnished by brokers to the Advisor or Sub-Advisor for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment an Advisor's or Sub-Advisor's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Advisor or Sub-Advisor accounts, although a particular client may not benefit from all the research received on each occasion. The Advisor or Sub-Advisor fees are not reduced by reason of receipt of research services. Most of the brokerage commissions for research are for investment research on specific companies or industries. And, because an Advisor or a Sub-Advisor will follow a limited number of securities most of the commission dollars spent research will directly benefit clients and the Fund's investors.

F. COUNTERPARTY RISK

The Advisor or Sub-Advisor monitors the creditworthiness of counterparties to each Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

G. TRANSACTIONS THROUGH AFFILIATES

The Advisor or Sub-Advisor may effect transactions through affiliates of the Advisor or Sub-Advisor (or affiliates of those persons) pursuant to procedures adopted by the Trust.

H. OTHER ACCOUNTS OF THE ADVISOR OR SUB-ADVISOR

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Advisor or Sub-Advisor or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in an Advisor's or Sub-Advisor's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the

Fund and other client accounts managed by an Advisor or Sub-Advisor occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

I. PORTFOLIO TURNOVER

The frequency of portfolio transactions of each Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses. Each Fund's annual portfolio turnover rates for the last 5 years are included in the "Financial Highlights" section of the Fund's prospectus.

J. SECURITIES OF REGULAR BROKER-DEALERS

From time to time, a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during a Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of a Fund during the Fund's last fiscal year; or
(3) sold the largest amount of a Fund's shares during the Fund's last fiscal year.

Table 8 in Appendix B lists the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of each Fund's holdings of those securities as of each Fund's most recent fiscal year.

K. PORTFOLIO HOLDINGS

Portfolio holdings of a Fund are disclosed to the public on a quarterly basis with the SEC. Portfolio holdings as of the end of a Fund's annual and semi-annual fiscal periods are reported to the SEC on form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of a Fund's latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of a Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Fund's Advisor makes publicly available, on a quarterly basis, information regarding a Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holding information is made available through the Fund or Advisor's website, marketing communications (including printed advertisements and sales literature), and/or the Fund's Transfer Agent telephone customer service center that supports the Funds. This quarterly holdings information is released within 15 days after the quarter end.

A Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for a Fund's operation that the Fund has retailed them to perform. The Fund's Advisor, who manages the Fund's portfolio, has regular and continuous access to a Fund's portfolio holdings. In addition, the Fund's Advisor, Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services
(ISS), mailing services and financial printers may have access to a Fund's nonpublic portfolio holdings information on an ongoing basis. A Fund's Trustees and officers, legal counsel to a Fund and to the Independent Trustees, and a Fund's independent registered public accounting firm may receive portfolio holdings information on an as needed basis. Mailing services (ADP) and financial printers (currently RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.

From time to time the Advisor also may disclose nonpublic information regarding a Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) a Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of a Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of a Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential;
(2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Advisor or a Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.

No compensation is received by s Fund, nor, to the Fund's knowledge, paid to the Advisor or any other party, by any service provider or any other person in connection with the disclosure of the Fund's portfolio holdings. With respect to the Trustees, its officers, the Advisor, the Administrator and the Distributor, the Board has approved codes of ethics (collectively, "Codes") that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning a Fund's portfolio holdings. In addition, a Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

5. PURCHASE AND REDEMPTION INFORMATION

A. GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the offices of the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

B. ADDITIONAL PURCHASE INFORMATION

Shares of the Fund class are sold on a continuous basis by the Distributor.

Each Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Advisor's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1. IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2. UGMAs/UTMAs

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a matter indicating custodial capacity.

3. PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund.

If you purchase shares through a Financial Institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. No Fund is responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

C. ADDITIONAL REDEMPTION INFORMATION

You may redeem shares of the Fund at the NAV per share minus any applicable redemption fee. Accordingly, the redemption price per share of the Fund may be lower than the Fund's NAV per share. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

1. SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2. REDEMPTION-IN-KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Advisor, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

D. NAV DETERMINATION

In determining the Fund's NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by an independent pricing service. If no sales price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E. DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6. TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of a Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

The tax year end of the Fund is May 31 (the same as each Fund's fiscal year end).

1. MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

..   The Fund must distribute at least 90% of its investment company taxable income each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

..   The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

..   The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2. FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) if paid on or before December 31, 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. The Fund's distributions of dividends that it received from REITs generally do not constitute "qualified dividend income."

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) and as appearing in the following table may be used to offset any current capital gain (whether short- or long-term). Any such losses may not be carried back from May 31, 2007.

As of May 31, 2007, the capital loss carryovers available to offset future capital gains are as follows:

                    EXPIRING  EXPIRING    EXPIRING    EXPIRING    EXPIRING   EXPIRING  EXPIRING   EXPIRING
                      2008      2009        2010        2011        2012       2013      2014       2015
                    -------- ----------- ----------- ----------- ----------- -------- ----------- --------
Growth Equity
  Fund............. $     -- $        -- $        -- $ 2,869,043 $ 2,684,424 $     -- $        -- $     --
Small-Cap Growth
Fund...............       --          --          --          --   7,825,328       --          --       --
Opportunity Fund...       --  14,711,506  20,954,523  35,701,503  22,992,793  458,257  32,106,135       --
Maryland Bond
  Fund.............       --          --          --          --          --       --          --   74,696
Intermediate Income
Fund...............  764,387          --          --          --          --       --     489,245  566,454

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

The Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

C. CERTAIN TAX RULES APPLICABLE TO THE FUNDS' TRANSACTIONS

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of th Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

If Brown Advisory Core International Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

D. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E. SALE, EXCHANGE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange or redemption (a "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F. BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded.

G. FOREIGN SHAREHOLDERS

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (excluding short-term capital gains and portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008) paid to you will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. You generally would be exempt from Federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

H. STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

I. FOREIGN INCOME TAX

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

J. MARYLAND TAXES (BROWN ADVISORY MARYLAND BOND FUND)

Distributions attributable to interest received by the Fund on Maryland municipal obligations and certain U.S. government obligations are generally exempt from Maryland state and local income taxes. Distributions attributable to the Fund's other income or gains, however, are generally subject to these taxes. Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for purposes of Maryland state or local income tax.

Distributions of income derived from interest on Maryland municipal obligations may not be exempt from taxation under the laws of states other than Maryland.

To the extent the Fund receives interest on certain private activity bonds, a proportionate part of the exempt-interest dividends paid by the Fund may be treated as an item of tax preference for the Federal alternative minimum tax and Maryland's tax on tax preference items. In addition to the preference item for interest on private activity bonds, corporate shareholders must include the full amount of exempt-interest dividends in computing tax preference items for purposes of the alternative minimum tax.

If you borrow money to purchase or carry shares of the Fund, the interest on your debt generally is not deductible for Federal income tax purposes.

7. OTHER MATTERS

A. THE TRUST AND ITS SHAREHOLDERS

1. GENERAL INFORMATION

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust registered for sale shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

 Absolute Strategies Fund /(1)/          Dover Responsibility Fund /(6)/
 Adams Harkness Small Cap Growth Fund    Flag Investors - Equity Opportunity
                                         Fund /(6)/
 Austin Global Equity Fund               Flag Investors - Income Opportunity
                                         Fund /(6)/
 Auxier Focus Fund /(2)/                 Fountainhead Special Value Fund
 Brown Advisory Growth Equity Fund /(3)/ Golden Large Core Value Fund /(7)/ Brown Advisory Intermediate
 Income Fund /(3)/                       Golden Small Core Value Fund /(7)/
 Brown Advisory Core International Fund
 /(4)/                                   Jordan Opportunity Fund
 Brown Advisory Maryland Bond Fund /(4)/ Liberty Street Horizon Fund /(1)/
 Brown Advisory Opportunity Fund /(3)/   Merk Hard Currency Fund /(7)/
 Brown Advisory Real Estate Fund /(4)/   Payson Total Return Fund
 Brown Advisory Small-Cap Growth Fund
 /(5)/                                   Polaris Global Value Fund
 Brown Advisory Small-Cap Value Fund
 /(3)/                                   Steepleview Fund
 Brown Advisory Value Equity Fund /(3)/  Winslow Green Growth Fund /(7)/
 DF Dent Premier Growth Fund
--------
/(1)/The Trust registered for sale shares of beneficial interest in Institutional, A and C classes of this series.

/(2)/The Trust registered for sale shares of beneficial interest in Investor, A and C classes of this series.

/(3)/The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A Shares of Brown Advisory Opportunity Fund are not publicly offered.

/(4)/The Trust registered for sale shares of beneficial interest in an Institutional class of this series.

/(5)/The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. The Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.

/(6)/The Trust registered for sale shares of beneficial interests in Institutional and A classes of these series.

/(7)/The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and the series and class will continue indefinitely until terminated.

2. SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will effect each class' performance. For more information on any other class of shares of the Fund, investors may contact the Transfer Agent.

3. SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4. TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B. FUND OWNERSHIP

As of September 17, 2007, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of each Fund.

Also as of that date, certain shareholders of record owned 5% or more of the shares of the Fund class. Shareholders known by the Fund to own of record or beneficially 5% or more of the outstanding shares of the Fund class are listed in Table 9 in Appendix B.

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of September 17, 2007, the following shareholders may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.

                                                                                                           PERCENTAGE
                                                                                                            OF FUND
FUND                                                                 SHAREHOLDER AND ADDRESS                 OWNED
----                                                    -------------------------------------------------- ----------

Brown Advisory Growth Equity Fund Institutional Shares  Brown Investment Advisory and Trust Co FBO Clients   89.23

Brown Advisory Growth Equity Fund A Shares              First Clearing LLC A/C 6760-2310 E. M. Charles
                                                        Revocable Trust                                      43.23

Brown Advisory Value Equity Fund Institutional Shares   Brown Investment Advisory and Trust Co FBO Clients
Brown Advisory Value Equity Fund A Shares               First Clearing LLC A/C 6760-2310 E. M. Charles       88.39
                                                        Revocable Trust                                      30.57

Brown Advisory Small-Cap Growth Fund Institutional
Shares                                                  Brown Investment Advisory and Trust Co FBO Clients   91.30

Brown Advisory Small-Cap Value Fund                     Brown Investment Advisory and Trust Co FBO Clients   80.05

Brown Advisory Opportunity Fund                         Brown Investment Advisory                            49.73

Brown Advisory Core International Fund Institutional
Shares                                                  Brown Investment Advisory and Trust Co FBO Clients   95.43

Brown Advisory Real Estate Fund Institutional Shares    Brown Investment Advisory and Trust Co FBO Clients   93.79

Brown Advisory Maryland Bond Fund Institutional Shares  Brown Investment Advisory and Trust Co FBO Clients   91.52

Brown Advisory Intermediate Income Institutional Shares Brown Investment Advisory and Trust Co FBO Clients   86.21

C. LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. PROXY VOTING PROCEDURES

Copies of the proxy voting procedures of the Trust, the Advisor and each Sub-Advisor are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended May 31, 2007 are available (1) without charge, upon request, by contacting the Transfer Agent at (800) 540-6807 and (2) on the SEC's website at www.sec.gov.

E. CODE OF ETHICS

The Trust, the Advisor, each Sub-Advisor and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Advisor, each Sub-Advisor and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Fund, subject to certain limitations.

F. REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. FINANCIAL STATEMENTS

The financial statements of each Fund for the year ended May 31, 2007, which are included in the Fund's Annual Report to shareholders, are incorporated herein by reference. The financial statements include the schedule of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. The financial statements have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

A. CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1. MOODY'S

   Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

   A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa Bonds that are rated Baa are considered as medium-grade obligations
       (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba  Bonds that are rated Ba are judged to have speculative elements;
       their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds, which are rated Ca, represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2. S&P

  AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Note Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC   An obligation rated CC is currently highly vulnerable to nonpayment.

  C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

B. PREFERRED STOCK

1. MOODY'S

   Aaa An issue that is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

   Aa An issue that is rated "Aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

   A An issue that is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

   Baa An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

   Ba An issue that is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

   B An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

   Caa An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

   Ca An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

   C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2. S&P

   AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
   AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.
   A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
   BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

 BB     Preferred stock rated BB, B, and CCC is regarded, on balance, as
 B, CCC predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

 CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

 C      A preferred stock rated C is a nonpaying issue.

 D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

 N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

 Note Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

 C.     SHORT TERM RATINGS

 1.     MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

   .   Leading market positions in well-established industries.

   .   High rates of return on funds employed.

   . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

   . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Issuers rated Not Prime do not fall within any of the Prime rating Prime categories.

2. S&P

   A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

   A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

   A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

   D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

The following tables show the dollar amount of advisory fees accrued by each Fund, the amount of fee that was waived by the Advisor, if any, and the actual fees received by the Advisor.

                                                  ADVISORY  ADVISORY  ADVISORY
                                                    FEE       FEE       FEE
FUND                                              ACCRUED    WAIVED   RETAINED
----                                             ---------- -------- ----------
BROWN ADVISORY GROWTH EQUITY FUND
Year Ended May 31, 2007......................... $  471,456 $13,379  $  458,077
Year Ended May 31, 2006......................... $  371,178 $ 2,363  $  368,815
Year Ended May 31, 2005......................... $  329,863 $35,779  $  294,084
BROWN ADVISORY VALUE EQUITY FUND
Year Ended May 31, 2007......................... $1,375,467 $ 9,686  $1,365,781
Year Ended May 31, 2006......................... $1,053,723 $ 2,460  $1,051,263
Year Ended May 31, 2005......................... $  870,413 $14,344  $  856,069
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year Ended May 31, 2007......................... $1,403,822 $16,980  $1,386,842
Year Ended May 31, 2006......................... $1,323,158 $ 2,136  $1,321,022
Year Ended May 31, 2005......................... $1,220,940 $     0  $1,220,940
BROWN ADVISORY SMALL-CAP VALUE FUND
Year Ended May 31, 2007......................... $1,258,207 $15,347  $1,242,860
Year Ended May 31, 2006......................... $1,017,097 $ 2,052  $1,015,045
Year Ended May 31, 2005......................... $  606,490 $46,128  $  560,362
BROWN ADVISORY OPPORTUNITY FUND
Year Ended May 31, 2007......................... $  173,047 $79,708  $   93,339
Year Ended May 31, 2006......................... $  259,170 $39,080  $  220,090
BROWN ADVISORY CORE INTERNATIONAL FUND
Year Ended May 31, 2007......................... $3,200,501 $     0  $3,200,501
Year Ended May 31, 2006......................... $2,491,474 $     0  $2,491,474
Year Ended May 31, 2005......................... $1,578,661 $35,667  $1,542,994
BROWN ADVISORY REAL ESTATE FUND
Year Ended May 31, 2007......................... $  202,573 $     0  $  202,573
Year Ended May 31, 2006......................... $  153,397 $14,148  $  139,249
Year Ended May 31, 2005......................... $  131,866 $65,524  $   66,342

                                                     ADVISORY ADVISORY ADVISORY
                                                       FEE      FEE      FEE
FUND                                                 ACCRUED   WAIVED  RETAINED
----                                                 -------- -------- --------
BROWN ADVISORY MARYLAND BOND FUND
Year Ended May 31, 2007............................. $424,888 $74,879  $350,009
Year Ended May 31, 2006............................. $385,931 $     0  $385,931
Year Ended May 31, 2005............................. $361,813 $41,888  $319,925
BROWN ADVISORY INTERMEDIATE INCOME FUND
Year Ended May 31, 2007............................. $502,676 $     0  $502,676
Year Ended May 31, 2006............................. $429,664 $     0  $429,664
Year Ended May 31, 2005............................. $347,554 $43,326  $304,228

TABLE 2 - FRONT-END SALES CHARGES (A SHARES AND D SHARES)

The following tables show the dollar amount of aggregate sales charge paid to the Distributor, the amount retained, and the amount reallowed to financial institutions in connection with purchases of A and D Shares.

                                                    AGGREGATE
                                                      SALES    AMOUNT  REALLOWED
FUND                                                 CHARGE   RETAINED  AMOUNT
----                                                --------- -------- ---------
BROWN ADVISORY GROWTH EQUITY FUND - A SHARES
Year Ended May 31, 2007............................  $32,065  -$ 3,293  $35,358
Year Ended May 31, 2006............................  $     0   $     0  $     0

BROWN ADVISORY VALUE EQUITY FUND - A SHARES
Year Ended May 31, 2007............................  $51,063  -$ 5,696  $56,759
Year Ended May 31, 2006............................  $     0   $     0  $     0

BROWN ADVISORY SMALL-CAP GROWTH FUND - A SHARES
Year Ended May 31, 2007............................  $10,122  -$ 1,542  $11,665
Year Ended May 31, 2006............................  $     0   $     0  $     0

BROWN ADVISORY SMALL-CAP GROWTH FUND - D SHARES
Year Ended May 31, 2007............................  $     0   $     0  $     0
Year Ended May 31, 2006............................  $   948   $   948  $     0
Year Ended May 31, 2005............................  $18,216   $ 1,920  $16,296

BROWN ADVISORY SMALL-CAP VALUE FUND - A SHARES
Year Ended May 31, 2007............................  $17,406   $    23  $17,383
Year Ended May 31, 2006............................  $     0   $     0  $     0

BROWN ADVISORY INTERMEDIATE INCOME FUND - A SHARES
Year Ended May 31, 2007............................  $29,486  -$10,111  $39,587
Year Ended May 31, 2006............................  $     0   $     0  $     0
Year Ended May 31, 2005............................  $ 9,069   $ 1,059  $ 8,010

TABLE 3 - RULE 12B-1 FEES (A SHARES AND D SHARES)

The following tables show the dollar amount of fees paid to the Distributor by D Shares, the amount of fee that was waived by the Distributor, if any, and the actual fees received by the Distributor. The amounts stated below were compensations to Broker/Dealers and none were for (i) advertising;
(ii) printing and mailing of prospectuses to other than current shareholders;
(iii) compensation to underwriters; (iv) compensation to sales personnel;
(v) interest, carrying, or other financing charges; and (vi) other.

                                                   12B-1 FEE 12B-1 FEE 12B-1 FEE
FUND                                                 PAID     WAIVED   RETAINED
----                                               --------- --------- ---------
BROWN ADVISORY GROWTH EQUITY FUND - A SHARES
Year Ended May 31, 2007...........................  $14,190     $0      $14,190
Year Ended May 31, 2006...........................  $   199     $0      $   199

BROWN ADVISORY VALUE EQUITY FUND - A SHARES
Year Ended May 31, 2007...........................  $18,897     $0      $18,897
Year Ended May 31, 2006...........................  $   362     $0      $   362

BROWN ADVISORY SMALL-CAP GROWTH FUND - A SHARES
Year Ended May 31, 2007...........................  $ 2,606     $0      $ 2,606
Year Ended May 31, 2006...........................  $   105     $0      $   105

BROWN ADVISORY SMALL-CAP GROWTH FUND - D SHARES
Year Ended May 31, 2007...........................  $33,330     $0      $33,330
Year Ended May 31, 2006...........................  $38,853     $0      $38,853
Year Ended May 31, 2005...........................  $41,942     $0      $41,942

BROWN ADVISORY SMALL-CAP VALUE FUND - A SHARES
Year Ended May 31, 2007...........................  $ 2,278     $0      $ 2,278
Year Ended May 31, 2006...........................  $    25     $0      $    25

BROWN ADVISORY INTERMEDIATE INCOME FUND - A SHARES
Year Ended May 31, 2007...........................  $42,201     $0      $42,201
Year Ended May 31, 2006...........................  $39,343     $0      $39,343
Year Ended May 31, 2005...........................  $45,247     $0      $45,247

TABLE 4 - COMPLIANCE FEES

The following tables show the dollar amount of fees accrued by each Fund, the amount of fee that was waived, if any, and the actual fees received. The Compliance Agreement became effective on October 1, 2004.

                                               COMPLIANCE COMPLIANCE COMPLIANCE
                                                  FEE        FEE        FEE
 FUND                                           ACCRUED     WAIVED    RETAINED
 ----                                          ---------- ---------- ----------
 BROWN ADVISORY GROWTH EQUITY FUND
 Year Ended May 31, 2007......................  $ 8,369     $  169    $ 8,200
 Year Ended May 31, 2006......................  $ 7,635     $3,107    $ 4,528
 Year Ended May 31, 2005......................  $ 3,618     $    0    $ 3,618
 BROWN ADVISORY VALUE EQUITY FUND
 Year Ended May 31, 2007......................  $14,395     $    0    $14,395
 Year Ended May 31, 2006......................  $12,471     $  552    $11,919
 Year Ended May 31, 2005......................  $10,031     $    0    $10,031
 BROWN ADVISORY SMALL-CAP GROWTH FUND
 Year Ended May 31, 2007......................  $12,254     $    0    $12,254
 Year Ended May 31, 2006......................  $12,031     $  683    $11,348
 Year Ended May 31, 2005......................  $ 9,953     $    0    $ 9,953
 BROWN ADVISORY SMALL-CAP VALUE FUND
 Year Ended May 31, 2007......................  $16,523     $  176    $16,347
 Year Ended May 31, 2006......................  $15,396     $3,905    $11,491
 Year Ended May 31, 2005......................  $ 6,495     $    0    $ 6,495
 BROWN ADVISORY OPPORTUNITY FUND
 Year Ended May 31, 2007......................  $ 4,330     $  114    $ 4,216
 Year Ended May 31, 2006......................  $ 1,855     $  652    $ 1,203
 BROWN ADVISORY CORE INTERNATIONAL FUND
 Year Ended May 31, 2007......................  $19,557     $    0    $19,557
 Year Ended May 31, 2006......................  $23,771     $1,633    $22,138
 Year Ended May 31, 2005......................  $15,740     $    0    $15,740
 BROWN ADVISORY REAL ESTATE FUND
 Year Ended May 31, 2007......................  $ 5,492     $  137    $ 5,355
 Year Ended May 31, 2006......................  $ 4,553     $2,000    $ 2,553
 Year Ended May 31, 2005......................  $ 2,615     $    0    $ 2,615

                                               COMPLIANCE            COMPLIANCE
                                                  FEE     COMPLIANCE    FEE
 FUND                                           ACCRUED   FEE WAIVED  RETAINED
 ----                                          ---------- ---------- ----------
 BROWN ADVISORY MARYLAND BOND FUND
 Year Ended May 31, 2007......................  $ 9,478     $   88    $ 9,390
 Year Ended May 31, 2006......................  $ 9,110     $2,076    $ 7,034
 Year Ended May 31, 2005......................  $ 5,961     $    0    $ 5,961

 BROWN ADVISORY INTERMEDIATE INCOME FUND
 Year Ended May 31, 2007......................  $12,404     $    0    $12,404
 Year Ended May 31, 2006......................  $11,529     $  847    $10,682
 Year Ended May 31, 2005......................  $ 8,442     $    0    $ 8,442

TABLE 5 - ADMINISTRATION FEES

The following tables show the dollar amount of fees accrued by each Fund, the amount of fee that was waived by the Administrator, if any, and the actual fees received by the Administrator. For the period of June 1, 2005 through May 31, 2007, amounts reflect the Bundled Fee. For periods prior to June 1, 2005, fees are for administration services rendered.

                                    ADMINISTRATION ADMINISTRATION ADMINISTRATION
FUND                                 FEE ACCRUED     FEE WAIVED    FEE RETAINED
----                                -------------- -------------- --------------
BROWN ADVISORY GROWTH EQUITY FUND
Year Ended May 31, 2007............    $ 58,348       $     0        $ 58,348
Year Ended May 31, 2006............    $ 51,139       $   992        $ 50,147
Year Ended May 31, 2005............    $ 43,596       $ 2,819        $ 40,777

BROWN ADVISORY VALUE EQUITY FUND
Year Ended May 31, 2007............    $170,223       $     0        $170,223
Year Ended May 31, 2006............    $145,211       $ 2,852        $142,359
Year Ended May 31, 2005............    $105,975       $     0        $105,975

BROWN ADVISORY SMALL-CAP GROWTH
  FUND
Year Ended May 31, 2007............    $130,445       $     0        $130,445
Year Ended May 31, 2006............    $136,805       $ 2,692        $134,113
Year Ended May 31, 2005............    $110,075       $     0        $110,075

BROWN ADVISORY SMALL-CAP VALUE FUND
Year Ended May 31, 2007............    $116,823       $     0        $116,823
Year Ended May 31, 2006............    $105,791       $ 3,097        $102,694
Year Ended May 31, 2005............    $ 57,091       $    55        $ 57,036

BROWN ADVISORY OPPORTUNITY FUND
Year Ended May 31, 2007............    $ 16,121       $     0        $ 16,121
Year Ended May 31, 2006............    $  8,156       $     3        $  8,153

BROWN ADVISORY CORE INTERNATIONAL
  FUND
Year Ended May 31, 2007............    $299,311       $     1        $299,310
Year Ended May 31, 2006............    $245,531       $ 5,100        $240,431
Year Ended May 31, 2005............    $142,993       $     0        $142,993

BROWN ADVISORY REAL ESTATE FUND....    $ 25,006       $     0        $ 25,006
Year Ended May 31, 2006............    $ 21,256       $   803        $ 20,453
Year Ended May 31, 2005............    $ 31,561       $15,340        $ 16,221

BROWN ADVISORY MARYLAND BOND FUND
Year Ended May 31, 2007............    $ 79,016       $     0        $ 79,016
Year Ended May 31, 2006............    $ 79,920       $ 1,619        $ 78,301
Year Ended May 31, 2005............    $ 66,100       $     0        $ 66,100

                                    ADMINISTRATION ADMINISTRATION ADMINISTRATION
FUND                                 FEE ACCRUED     FEE WAIVED    FEE RETAINED
----                                -------------- -------------- --------------
BROWN ADVISORY INTERMEDIATE INCOME
  FUND
Year Ended May 31, 2007............    $133,520        $    0        $133,520
Year Ended May 31, 2006............    $126,919        $2,495        $124,424
Year Ended May 31, 2005............    $ 90,637        $    0        $ 90,637

TABLE 6 - ACCOUNTING FEES

The following tables show the dollar amount of accounting fees accrued by each Fund, the amount of fee that was waived by the Accountant, if any, and the actual fees received by the Accountant. For the period of June 1, 2005 through May 31, 2006, amounts reflect the Bundled Fee. For periods prior to June 1, 2005, fees are for accounting services rendered.

                                            ACCOUNTING  ACCOUNTING  ACCOUNTING
 FUND                                       FEE ACCRUED FEE WAIVED FEE RETAINED
 ----                                       ----------- ---------- ------------
 BROWN ADVISORY GROWTH EQUITY FUND
 Year Ended May 31, 2007...................   $24,032       $0       $24,032
 Year Ended May 31, 2006...................   $ 7,388       $0       $ 7,388
 Year Ended May 31, 2005...................   $27,082       $0       $27,082
 BROWN ADVISORY VALUE EQUITY FUND
 Year Ended May 31, 2007...................   $21,259       $0       $21,259
 Year Ended May 31, 2006...................   $14,653       $0       $14,653
 Year Ended May 31, 2005...................   $35,717       $0       $35,717
 BROWN ADVISORY SMALL-CAP GROWTH FUND
 Year Ended May 31, 2007...................   $24,032       $0       $24,032
 Year Ended May 31, 2006...................   $18,269       $0       $18,269
 Year Ended May 31, 2005...................   $47,093       $0       $47,093
 BROWN ADVISORY SMALL-CAP VALUE FUND
 Year Ended May 31, 2007...................   $16,938       $0       $16,938
 Year Ended May 31, 2006...................   $11,679       $0       $11,679
 Year Ended May 31, 2005...................   $28,410       $0       $28,410
 BROWN ADVISORY OPPORTUNITY FUND
 Year Ended May 31, 2007...................   $ 2,800       $0       $ 2,800
 Year Ended May 31, 2006...................   $ 1,249       $0       $ 1,249
 BROWN ADVISORY CORE INTERNATIONAL FUND
 Year Ended May 31, 2007...................   $53,668       $0       $53,668
 Year Ended May 31, 2006...................   $49,369       $0       $49,369
 Year Ended May 31, 2005...................   $64,897       $0       $64,897

                                            ACCOUNTING  ACCOUNTING  ACCOUNTING
 FUND                                       FEE ACCRUED FEE WAIVED FEE RETAINED
 ----                                       ----------- ---------- ------------
 BROWN ADVISORY REAL ESTATE FUND
 Year Ended May 31, 2007...................   $ 3,521       $0       $ 3,521
 Year Ended May 31, 2006...................   $ 5,180       $0       $ 5,180
 Year Ended May 31, 2005...................   $24,467       $0       $24,467

 BROWN ADVISORY MARYLAND BOND FUND
 Year Ended May 31, 2007...................   $ 7,871       $0       $ 7.871
 Year Ended May 31, 2006...................   $ 9,314       $0       $ 9,314
 Year Ended May 31, 2005...................   $36,582       $0       $36,582

 BROWN ADVISORY INTERMEDIATE INCOME FUND
 Year Ended May 31, 2007...................   $18,273       $0       $18,273
 Year Ended May 31, 2006...................   $18,734       $0       $18,734
 Year Ended May 31, 2005...................   $49,284       $0       $49,284

TABLE 7 - COMMISSIONS

The following tables show the aggregate brokerage commissions of each Fund.

                                              TOTAL
                                            BROKERAGE
                                           COMMISSIONS
                                           ($ ) PAID TO
                                           AN AFFILIATE    % OF
                                           OF AFFILIATE  BROKERAGE      % OF
                                              OF AN     COMMISSIONS TRANSACTIONS
                                            AFFILIATE   PAID TO AN  EXECUTED BY
                                            THE FUND,    THE FUND,  OF THE FUND,
                                  TOTAL      ADVISOR/    ADVISOR/     ADVISOR/
                                BROKERAGE  SUB-ADVISOR  SUB-ADVISOR SUB-ADVISOR
                               COMMISSIONS      OR          OR           OR
FUND                               ($)     DISTRIBUTOR  DISTRIBUTOR DISTRIBUTOR
----                           ----------- ------------ ----------- ------------
BROWN ADVISORY GROWTH EQUITY
  FUND
Year Ended May 31, 2007.......  $ 44,992        $0           0%          0%
Year Ended May 31, 2006.......  $ 59,157        $0           0%          0%
Year Ended May 31, 2005.......  $ 49,911        $0           0%          0%

BROWN ADVISORY VALUE EQUITY
  FUND
Year Ended May 31, 2007.......  $191,050        $0           0%          0%
Year Ended May 31, 2006.......  $340,179        $0           0%          0%
Year Ended May 31, 2005.......  $315,890        $0           0%          0%

BROWN ADVISORY SMALL-CAP
  GROWTH FUND
Year Ended May 31, 2007.......  $303,773        $0           0%          0%
Year Ended May 31, 2006/(1)/..  $394,353        $0           0%          0%
Year Ended May 31, 2005/(1)/..  $184,014        $0           0%          0%

BROWN ADVISORY SMALL-CAP
  VALUE FUND
Year Ended May 31, 2007.......  $240,973        $0           0%          0%
Year Ended May 31, 2006.......  $215,482        $0           0%          0%
Year Ended May 31, 2005.......  $195,783        $0           0%          0%

BROWN ADVISORY OPPORTUNITY
  FUND
Year Ended May 31, 2007.......  $ 65,751        $0           0%          0%
Period Ended May 31, 2006.....  $ 19,930        $0           0%          0%

                                              TOTAL
                                            BROKERAGE
                                           COMMISSIONS
                                           ($ ) PAID TO
                                           AN AFFILIATE    % OF
                                           OF AFFILIATE  BROKERAGE      % OF
                                              OF AN     COMMISSIONS TRANSACTIONS
                                            AFFILIATE   PAID TO AN  EXECUTED BY
                                            THE FUND,    THE FUND,  OF THE FUND,
                                  TOTAL      ADVISOR/    ADVISOR/     ADVISOR/
                                BROKERAGE  SUB-ADVISOR  SUB-ADVISOR SUB-ADVISOR
                               COMMISSIONS      OR          OR           OR
FUND                               ($)     DISTRIBUTOR  DISTRIBUTOR DISTRIBUTOR
----                           ----------- ------------ ----------- ------------
BROWN ADVISORY CORE
  INTERNATIONAL FUND
Year Ended May 31, 2007.......  $293,777        $0           0%          0%
Year Ended May 31, 2006.......  $330,742        $0           0%          0%
Year Ended May 31, 2005.......  $497,823        $0           0%          0%

                                              TOTAL
                                            BROKERAGE
                                           COMMISSIONS
                                           ($ ) PAID TO
                                           AN AFFILIATE    % OF
                                           OF AFFILIATE  BROKERAGE      % OF
                                              OF AN     COMMISSIONS TRANSACTIONS
                                            AFFILIATE   PAID TO AN  EXECUTED BY
                                            THE FUND,    THE FUND,  OF THE FUND,
                                  TOTAL      ADVISOR/    ADVISOR/     ADVISOR/
                                BROKERAGE  SUB-ADVISOR  SUB-ADVISOR SUB-ADVISOR
                               COMMISSIONS      OR          OR           OR
FUND                               ($)     DISTRIBUTOR  DISTRIBUTOR DISTRIBUTOR
----                           ----------- ------------ ----------- ------------
BROWN ADVISORY REAL ESTATE
  FUND
Year Ended May 31, 2007.......   $20,722        $0           0%          0%
Year Ended May 31, 2006.......   $28,553        $0           0%          0%
Year Ended May 31, 2005.......   $ 9,486        $0           0%          0%

BROWN ADVISORY MARYLAND BOND
  FUND
Year Ended May 31, 2007.......   $     0        $0           0%          0%
Year Ended May 31, 2006.......   $     0        $0           0%          0%
Year Ended May 31, 2005.......   $     0        $0           0%          0%

BROWN ADVISORY INTERMEDIATE
  INCOME
FUND
Year Ended May 31, 2007.......   $     0        $0           0%          0%
Year Ended May 31, 2006.......   $     0        $0           0%          0%
Year Ended May 31, 2005.......   $     0        $0           0%          0%

/(1)/ The increase in commissions during fiscal years ended May 31, 2006 and May 31, 2005, are attributable to the increased turnover in the Fund. The portfolio turnover increase is primarily due to a change in the portfolio manager structure for this Fund. In September 2005, two portfolio managers were appointed co-chairmen of the Fund and the increased turnover & commissions is reflective of this transition.

TABLE 8 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of each Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of each Fund's holdings of those securities as of the Fund's most recent fiscal year.

                                                     REGULAR BROKER VALUE
       FUND                                            OR DEALER    HELD
       ----                                          -------------- -----
       Brown Advisory Growth Equity Fund............      None
       Brown Advisory Value Equity Fund.............      None
       Brown Advisory Small-Cap Growth Fund.........      None
       Brown Advisory Small-Cap Value Fund..........      None
       Brown Advisory Opportunity Fund..............      None
       Brown Advisory Core International Fund.......      None
       Brown Advisory Real Estate Fund..............      None
       Brown Advisory Maryland Bond Fund............      None
       Brown Advisory Intermediate Income Fund......      None

TABLE 9 - 5% SHAREHOLDERS

The following tables lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of September 17, 2007.

                                                                     PERCENTAGE
                                                                      OF CLASS
FUND                                     SHAREHOLDER AND ADDRESS       OWNED
----                                   ----------------------------  ----------

Brown Advisory Growth Equity Fund      Brown Investment Advisory       89.23
Institutional Shares                   and Trust Co
                                       901 South Bond Street,
                                       Ste 400 Baltimore,
                                       MD 21231

Brown Advisory Growth Equity Fund      Prudential Investment           8.42
Institutional Shares                   Management Service
                                       FBO Mutual Fund Clients
                                       Gateway Center 3-11th Floor
                                       100 Mulberry Street
                                       Academy, NJ 07102

                                                                    PERCENTAGE
                                                                     OF CLASS
FUND                                 SHAREHOLDER AND ADDRESS          OWNED
----                           -----------------------------------  ----------
Brown Advisory Growth          First Clearing, LLC A/C 6760-2310      43.23
Equity Fund                    E. M. Charles Revocable Trust
A Shares                       C/O V. G. Johnson
                               48 Lockleven Drive
                               Serverna Park, MD 21146

Brown Advisory Growth          First Clearing, LLC A/C 5568-5047      5.59
Equity Fund                    N. I. Marburg
A Shares                       101 Charlesbrook Road
                               Baltimore, MD 21212

                                                                    PERCENTAGE
                                                                     OF CLASS
FUND                               SHAREHOLDER AND ADDRESS            OWNED
----                       ---------------------------------------  ----------
Brown Advisory Value       Brown Investment Advisory and Trust Co     88.39
  Equity Fund -            FBO Clients
  Institutional Shares     901 South Bond Street, Ste 400
                           Baltimore, MD 21231

Brown Advisory Value       First Clearing, LLC A/C 6760-2310          30.57
  Equity Fund - A Shares   E. M. Charles Revocable Trust
                           C/O V. G. Johnson
                           48 Lockleven Drive
                           Serverna Park, MD 21146

Brown Advisory Value       First Clearing, LLC A/C 5568-5047          9.11
  Equity Fund A Shares     N. I. Marburg
                           101 Charlesbrook Road
                           Baltimore, MD 21212

Brown Advisory Value       First Clearing, LLC A/C 6517-3630          8.35
  Equity Fund - A Shares   F. W. Foster
                           2300 Geist Road
                           Glyndon, MD 21136

Brown Advisory Small-Cap   Brown Investment Advisory and Trust Co     91.30
  Growth Fund -            FBO Clients
  Institutional Shares     901 South Bond Street, Ste 400
                           Baltimore, MD 21231

Brown Advisory Small-Cap   First Clearing, LLC                        11.28
  Growth Fund A Shares     E. M. Charles Revocable Trust
                           C/O V. G. Johnson
                           48 Lockleven Drive
                           Serverna Park, MD 21146

                                                                   PERCENTAGE
                                                                    OF CLASS
FUND                                SHAREHOLDER AND ADDRESS          OWNED
----                           ----------------------------------  ----------
Brown Advisory Small-Cap       First Clearing, LLC A/C 6468-1474     9.65
  Growth Fund                  PO Box 217
  A Shares                     Delaplane, VA 20144

Brown Advisory Small-Cap       First Clearing, LLC A/C 1155-7189     9.27
  Growth Fund                  756 Guard Hill Road
  A Shares                     Bedford, NY 10506

Brown Advisory Small-Cap       First Clearing, LLC A/C 5558-8551     6.23
  Growth Fund                  100 Community Place
  A Shares                     Crownsville, MD 21032

Brown Advisory Small-Cap       First Clearing, LLC A/C 1094-3881     5.46
  Growth Fund                  48 Lockleven Drive
  A Shares                     Severna Park, MD 21146

Brown Advisory Small-Cap       J. S. Griswold A/C 3489-0992          5.24
  Growth Fund                  C/O Brown Advisory
  A Shares                     901 South Bond Street, Ste 400
                               Baltimore, MD 21231

Brown Advisory Small-Cap       Brown Investment Advisory and         80.05
                               Trust Co
  Value Fund                   FBO Clients
  Institutional Shares         901 South Bond Street, Ste 400
                               Baltimore, MD 21231

Brown Advisory Small-Cap       Charles Schwab Co Inc                 8.16
  Value Fund                   101 Montgomery Street
  Institutional Shares         San Francisco, CA 94104

Brown Advisory Small-Cap       First Clearing, LLC                   19.38
  Value Fund                   E. M. Charles Revocable Trust
  A Shares                     C/O V. G. Johnson
                               48 Lockleven Drive
                               Serverna Park, MD 21146

Brown Advisory Small-Cap       First Clearing, LLC A/C 6468-1474     17.65
  Value Fund                   PO Box 217
  A Shares                     Delaplane, VA 20144

Brown Advisory Small-Cap       First Clearing, LLC A/C 1387-0376     10.65
  Value Fund                   4272 Southside Lane
  A Shares                     Trappe, MD 21673

                                                                     PERCENTAGE
                                                                      OF CLASS
FUND                                   SHAREHOLDER AND ADDRESS         OWNED
----                               --------------------------------  ----------
Brown Advisory Opportunity Fund    Brown Investment Advisory           49.73
  Institutional Shares             901 South Bond Street, Ste
                                   400
                                   Baltimore, MD 21231

Brown Advisory Opportunity Fund    Prudential Investment               10.59
  Institutional Shares             Management Service Gateway
                                   Center 3-11th Floor
                                   100 Mulberry Street
                                   Newark, NJ 07102

Brown Advisory Opportunity Fund    Charles Schwab Co Inc               9.11
  Institutional Shares             101 Montgomery Street
                                   San Francisco, CA 94104

Brown Advisory Core International  Brown Investment Advisory &         95.43
  Fund Institutional Shares        Trust Co
                                   FBO Clients
                                   901 South Bond Street, Ste
                                   400
                                   Baltimore, MD 21231

Brown Advisory Real Estate Fund    Brown Investment Advisory &         93.79
  Institutional Shares             Trust Co
                                   FBO Clients
                                   901 South Bond Street, Ste
                                   400
                                   Baltimore, MD 21231

Brown Advisory Maryland Bond Fund  Brown Investment Advisory &         91.52
  Institutional Shares             Trust Co
                                   FBO Clients
                                   901 South Bond Street, Ste
                                   400
                                   Baltimore, MD 21231

Brown Advisory Intermediate Income Brown Investment Advisory &         86.21
  Fund Institutional Shares        Trust Co
                                   FBO Clients
                                   901 South Bond Street, Ste
                                   400
                                   Baltimore, MD 21231

                                                                    PERCENTAGE
                                                                     OF CLASS
FUND                                 SHAREHOLDER AND ADDRESS          OWNED
----                           -----------------------------------  ----------
Brown Advisory Intermediate    Prudential Investment Management        9.46
  Income Fund Institutional    Service Gateway Center 3-11th Floor
  Shares                       100 Mulberry Street
                               Newark, NJ 07102

Brown Advisory Intermediate    Pershing, LLC                           6.64
  Income Fund A Shares         PO Box 2052
                               Jersey City, NJ 07303

APPENDIX C - PROXY VOTING PROCEDURES

                                  FORUM FUNDS
                                 MONARCH FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                 JULY 31, 2003
                         AS AMENDED SEPTEMBER 14, 2004

SECTION 1. PURPOSE

Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

SECTION 2. RESPONSIBILITIES

(A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

(B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3. SCOPE

These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

(A) GENERAL

(1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

(2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

(3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

(B) ROUTINE MATTERS

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

(1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

(4)CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

(3) COMMON STOCK INCREASE AUTHORIZATION. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

(C) NON-ROUTINE MATTERS

(1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

(2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D) CONFLICTS OF INTEREST

Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

(E) ABSTENTION

The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                      CARDINAL CAPITAL MANAGEMENT, L.L.C.
                     PROXY VOTING POLICIES AND PROCEDURES

                             AS OF AUGUST 1, 2003

I. POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Cardinal Capital has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. PROXY VOTING PROCEDURES

(a) All proxies received by Cardinal Capital will be sent to Thomas J. Spelman. Thomas J. Spelman will:

(1) Keep a record of each proxy received;

(2) Forward the proxy to the appropriate Portfolio Manager.

(3) Determine which accounts managed by Cardinal Capital hold the security to which the proxy relates;

(4) Provide the Portfolio Manager with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Cardinal Capital must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

(5) Absent material conflicts (see Section IV), the Portfolio Manager will determine how Cardinal Capital should vote the proxy. The Portfolio Manager will send its decision on how Cardinal Capital will vote a proxy to Thomas J. Spelman. Thomas J. Spelman is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

(6) Cardinal Capital may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, Thomas J. Spelman shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. VOTING GUIDELINES

In the absence of specific voting guidelines from the client, Cardinal Capital will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer.

Cardinal Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally, Cardinal Capital will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, Cardinal Capital will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, Cardinal Capital shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

(1) Whether the proposal was recommended by management and Cardinal Capital's opinion of management;

(2) Whether the proposal acts to entrench existing management; and

(3) Whether the proposal fairly compensates management for past and future performance.

IV. CONFLICTS OF INTEREST

(1) Thomas J. Spelman will identify any conflicts that exist between the interests of Cardinal Capital and its clients. This examination will include a review of the relationship of Cardinal Capital and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a client of Cardinal Capital or an affiliate of Cardinal Capital or has some other relationship with Cardinal Capital or a client of Cardinal Capital.

(2) If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Cardinal Capital will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Cardinal Capital determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Cardinal Capital will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of the Adviser when voting proxies if such a conflict exists.

V. DISCLOSURE

(a) Cardinal Capital will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Thomas J. Spelman via e-mail or telephone at tspelman@cardcap.com in order to obtain information on how Cardinal Capital voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Cardinal Capital voted the client's proxy.

(b) A concise summary of these Proxy Voting Policies and Procedures will be included in Cardinal Capital's Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent Cardinal Capital's Form ADV Part II, which is required to be offered to clients annually) either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI. RECORDKEEPING

Thomas J. Spelman will maintain files relating to Cardinal Capital's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Cardinal Capital. Records of the following will be included in the files:

(a) Copies of these proxy voting policies and procedures, and any amendments thereto.

(b) A copy of each proxy statement that Cardinal Capital receives, provided however that Cardinal Capital may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

(c) A record of each vote that Cardinal Capital casts.

(d) A copy of any document Cardinal Capital created that was material to making a decision how to vote proxies, or that memorializes that decision.

(e) A copy of each written client request for information on how Cardinal Capital voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Cardinal Capital voted its proxies.

                    BROWN INVESTMENT ADVISORY, INCORPORATED

                     PROXY VOTING PROCEDURES AND POLICIES
                 REGARDING BROWN ADVISORY GROWTH EQUITY FUND,
                   BROWN ADVISORY INTERMEDIATE INCOME FUND,
                   BROWN ADVISORY SMALL-CAP GROWTH FUND AND
                       BROWN ADVISORY VALUE EQUITY FUND

                              AS OF JULY 31, 2003

I. GENERAL STATEMENT

Brown Investment Advisory, Incorporated (the "Advisor") has discretion to vote the proxies received by Brown Advisory Growth Equity Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Intermediate Fund, Brown Advisory Small-Cap Growth Fund, and Brown Advisory Value Equity Fund (each a "Fund"), each a series of Forum Funds (the "Trust"), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Advisor will vote those proxies in the best interest of the Funds' shareholders and in accordance with these procedures and policies.

II. POLICIES AND PROCEDURES FOR VOTING PROXIES

In its role as investment advisor to the Funds, Advisor has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust's policies do not cover potential voting issues with respect to proxies received by a Fund, each Fund has delegated to the Advisor the authority to act on its behalf to promote the Fund's investment objectives, subject to the provisions of the Trust's policies regarding resolution of a conflict of interest with respect to the Advisor.

The Advisor recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of a Fund. A "conflict of interest," means any circumstance when the Advisor (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Advisor has adopted the Trust's procedures as they relate to the resolution of conflicts of interest with respect to voting shares of each Fund.

III. RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Advisor's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Advisor. Records of the following will be included in the files:

A. Copies of the proxy voting procedures and policies, and any amendments thereto.

B. A copy of each proxy statement that the Advisor receives, provided however that the Advisor may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

C. A record of each vote that the Advisor casts.

D. A copy of any document the Advisor created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

E. A copy of each written client request for information on how the Advisor voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Advisor voted its proxies.

IV. DISCLOSURE

A. The Advisor will disclose in its Form ADV Part II that its clients may contact the Advisor, by toll-free telephone number in order to obtain information on how the Advisor voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about,
(1) the name of the issuer, (2) the proposal voted upon and (3) how the Advisor voted the client's proxy.

B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Advisor's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Advisor will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

                           MUNDER CAPITAL MANAGEMENT
                              PROXY VOTING POLICY

   Munder has adopted and implemented Proxy Procedures and has established a "Proxy Committee" as a means reasonably designed to ensure that Munder votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Brown Advisory Core International Fund considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

   Munder has retained Institutional Shareholder Services ("ISS") to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. Munder has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS's "Proxy Voting Guidelines" to confirm that they are consistent in all material respects with Munder's Proxy Procedures. The Proxy Committee meets as needed to administer Munder's proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of Munder's client accounts.

   Munder generally will vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy does not outweigh the potential benefits to clients from the review of ISS's advice and recommendations. In addition, the Proxy Committee will review ISS's recommendations if client holdings for a particular issuer are of meaningful size or value.

   For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any advisory client's account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which Munder holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

   In each instance where Munder does not separately review ISS's recommendations, clients' proxies will always be voted consistent with ISS's recommendations. In each instance where Munder does separately review ISS's recommendation, Munder may vote differently from ISS's recommendation, if, based upon certain criteria generally described in the following paragraph, Munder determines that such vote is in the best interests of the Brown Advisory Core International Fund.

   Munder generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). Munder's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Munder generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, Munder will generally refrain from voting or vote with management. Munder is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. Munder believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

   From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote proxies for one or more resolutions. However, because Munder may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of the Brown Advisory Core International Fund, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and Munder's legal/compliance department ("Legal/Compliance Department") for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Brown Advisory Core International Fund and to identify any actual or potential conflicts between the interests of Munder and those of the Brown Advisory Core International Fund. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

    (i)NO CONFLICT. No conflict of interest is identified.

   (ii)IMMATERIAL OR REMOTE CONFLICT. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

  (iii)MATERIAL CONFLICT. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which Munder has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. If approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, Munder will vote the shares in accordance with ISS's recommendation.

   A copy of Munder's Proxy Voting Policies and Procedures can be found at www.munder.com.

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